Exhibit 99.1

AGREEMENT TO SELL AND PURCHASE
AND JOINT ESCROW INSTRUCTIONS

THIS AGREEMENT TO SELL AND PURCHASE AND JOINT ESCROW INSTRUCTIONS (this “Agreement”) is dated                                 , 2006 and entered into by and between WESCO HARBOR GATEWAY, L.P., a California limited partnership (hereinafter called “Seller”) and CORNERSTONE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (hereinafter called “Purchaser”).  Seller and Purchaser hereby agree as follows:

I.              Agreement of Purchase and Sale.

For the consideration hereinafter set forth, but subject to the terms, provisions, covenants and conditions herein contained, Seller hereby agrees to convey, and Purchaser hereby agrees to purchase and acquire in accordance with the terms set forth herein:

A.            All of Seller’s right, title and interest in that certain land (hereinafter called the “Land”) situated in the City of Los Angeles, County of Los Angeles, State of California, described in attached Exhibit ”A”.

B.            All of Seller’s right, title and interest in any improvements affixed to the Land, including that certain building and other improvements (collectively, the “Improvements”).  The Improvements are more commonly known as 20100, 20130, 20140 and 20170 South Western Avenue, Torrance, California and 1590 Francisco Street, Torrance, California.

C.            All of Seller’s right, title and interest in all privileges, entitlements, easements and appurtenances pertaining to the Land and the Improvements, including any right, title and interest of Seller (but without warranty whether statutory, express or implied) in and to adjacent streets, alleys or rights-of-way.

D.            All of Seller’s right, title and interest in any materials, fixtures or personal property located on the Land as of the Opening of Escrow and which shall be more particularly described in an inventory list to be delivered to Purchaser under Section 5 below.

E.             All of Seller’s right, title and interest in any intangible rights, warranties, guaranties, contract rights and/or other claims relating to the Land and/or the Improvements; provided, however, Seller shall retain all rights, including, without limitation, the right to any proceeds with respect to all claims relating to the Construction Defects (as defined in Section IV below).

F.             All of Seller’s right, title and interest in all leases, lease amendments, exhibits, addenda and riders thereto including, without limitation, any contracts, operating leases, rental agreements, licenses or similar instruments creating a possession in the Land and the Improvements.

The items described in Sections 1.A through 1.F above are hereinafter called the “Property”.

II.            Amount of Purchase Price.

The total purchase price (hereinafter called the “Purchase Price”) to be paid by Purchaser to Seller for the Property shall be NINETEEN MILLION SIX HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($19,650,000.00), payable all in cash, less the amount of the Construction Defect Repair Credit (as defined in Section 4 below).

III.           Payment of Purchase Price.

The Purchase Price shall be paid as follows:

A.            As part of the Opening of Escrow (as defined below), Purchaser shall deliver to Fidelity National Title Insurance Company, 3602 Inland Empire Boulevard, Suite A-110, Ontario, California 91764, Attn: Kelly Simoneau (“Escrow Holder”) a deposit of Five Hundred Thousand Dollars ($500,000.00) (the “Deposit”).  The Deposit shall be in the form of wire transfer or cash.  Escrow Holder shall place the Deposit in an interest-bearing account.  All interest earned on the Deposit shall be included within the meaning of the term “Deposit” in this Agreement.  If Purchaser does not terminate this Agreement prior to the expiration of the Contingency Period (as hereinafter defined),  One Hundred Thousand Dollars ($100,000) (the “Released Escrow Amount”)of the Deposit  shall be released to Seller, and Escrow Holder is hereby instructed to release the Released Escrow Amount to Seller if Purchaser does not terminate this Agreement prior to the end of the Contingency Period.  The Released Escrow Amount released to Seller pursuant to the terms of this Agreement shall be applied to the Purchase Price if Escrow closes pursuant to the terms of this Agreement.  Upon the expiration of the Contingency Period, the Deposit, including the Released Escrow Amount, shall become non-refundable, except as otherwise expressly set forth herein.  In the event of a default hereunder by Purchaser or Seller, the Deposit shall be applied as provided in Section XVI below.

B.            By 1:00 p.m. (California time) on the last business day immediately before Close of Escrow, Purchaser shall deposit into Escrow immediately available funds in an amount which, when added to the Deposit, will equal the Purchase Price plus any additional amounts necessary to cover costs and/or prorations under this Agreement.

IV.           Construction Defects.

Purchaser acknowledges that Seller is currently involved in litigation related to the presence of certain construction defects at the Property, specifically, the settlement of the soil underlying certain portions of the Improvements and physical damage to the Improvements resulting therefrom (the “Construction Defects”).  In its investigation of the Construction Defects, Seller engaged the engineering consulting firm of Ninyo & Moore to prepare a report dated September 22, 2006 (the “Construction Defect Report”) detailing: (i) the location, nature and extent of the Construction Defects; (ii) the proposed plan for repair of the Construction Defects; and (iii) the estimated cost breakdown of the repair of the Construction Defects (i.e., One Hundred Twenty Five Thousand Dollars ($125,000.00)).  Seller has provided Purchaser with a copy of the Construction Defect Report.  At the Closing, Seller shall provide a credit of

One Hundred Twenty-Five Thousand Dollars ($125,000.00) to Purchaser as a reduction of the Purchase Price in connection with the repair of the Construction Defects (the “Construction Defect Repair Credit”).  The reduction of the Purchase price by the amount of the Construction Defect Repair Credit shall constitute Purchaser’s sole recourse against Seller and all other parties (including the general contractor who constructed the Improvements and the owner of the Property at the time the Improvements were constructed) for the Construction Defects.

V.            Escrow Instructions.

A.            Opening of Escrow.  As soon as reasonably practicable following the mutual execution of this Agreement, but in no event later than two (2) business days following the mutual execution of this Agreement, the parties shall open an escrow (“Escrow”) with the Escrow Holder in order to consummate the purchase and sale in accordance with the terms and provisions hereof.  This Agreement shall be deposited in the Escrow and the provisions hereof shall constitute joint primary escrow instructions to the Escrow Holder; provided, however, that the parties shall execute such additional instructions as requested by the Escrow Holder not inconsistent with the provisions hereof.  The date as of which the Escrow Holder shall receive (i) the Deposit and (ii) executed counterparts of this Agreement from both Seller and Purchaser shall constitute the “Opening of Escrow.”  Upon request of either or both of the parties hereto, Escrow Holder shall deliver written confirmation of the date of the Opening of Escrow to the parties in the manner set forth in Section XVIII of this Agreement.

B.            Documents and Funds Delivered to or by Escrow.  The following shall be delivered into the Escrow or by Escrow in connection with the transfer of the Property:

1.             Delivery by Seller in Escrow.  Prior to the Closing Date but not, in any event, until after Purchaser has performed its obligations under Sections B.(2) and (3) hereof, Seller shall deposit into Escrow:

a.             a grant deed (the “Grant Deed”) to the Property in recordable form, duly executed by Seller and acknowledged and in substantially the same form as set forth in attached Exhibit “B”;

b.             three (3) originals of a bill of sale (the “Bill of Sale”), duly executed by Seller in substantially the same form as set forth in attached Exhibit “C”;

c.             three (3) originals of an assignment and assumption of service contracts and intangible property (the “Assignment of Service Contracts and Intangible Property”), duly executed by Seller in substantially the same form as set forth in attached Exhibit “D”;

d.             three (3) originals of an assignment and assumption of leases and security deposits (the “Assignment of Leases”), duly executed by Seller in substantially the same form as set forth in attached Exhibit “E”;

e.             three (3) originals of an affidavit from Seller which satisfies the requirements of Section 1445 of the Internal Revenue Code, as amended (the “Section 1445 Affidavit”) duly executed by Seller in substantially the same form as set forth in attached Exhibit “F”;

f.              three (3) originals of a Withholding Exemption Certificate, Form 593 or in the event that the Seller is a non-California resident, a certificate issued by the California Franchise Tax Board, pursuant to Revenue and Taxation Code Sections 18805 and 26131, stating either the amount of withholding required from Seller’s proceeds or that Seller is exempt from such withholding requirement (the “Form 593”) duly executed by Seller in substantially the same form as set forth in attached Exhibit “G”;

g.             one (1) original of the notices addressed individually to each Tenant consistent with Section 1950.7 of the California Civil Code (“Notices”), in substantially the same form as set forth in attached Exhibit “H”;

h.             one (1) original of an assignment and assumption of Boeing Environmental Indemnity (as hereinafter defined) (the “Assignment of Boeing Environmental Indemnity”), duly executed by Seller in substantially the same form as set forth in attached Exhibit “I”;

i.              one (1) original of appropriate authorizing documents evidencing that Seller has the authority to enter into this Agreement, carry out the terms of this Agreement and sell the Property and evidencing that the individual or individuals executing this Agreement and any other documents contemplated hereunder or related hereto have the authority to so execute such documents; and

j.              such other instruments and documents as may be reasonably requested by Escrow Holder relating to Seller, to the Property and as otherwise required to transfer the Property to Purchaser pursuant to the terms and conditions of this Agreement.

2.             Delivery by Purchaser in Escrow.  At least two (2) business days prior to the Closing Date, Purchaser shall deposit into Escrow executed counterparts of the documents referenced in Subsections B.(1)c, d,g and h above, and:

a.             one (1) original of appropriate authorizing documents evidencing that Purchaser has the authority to enter into this Agreement, carry out the terms of this Agreement and purchase the Property and evidencing that the individual or individuals executing this Agreement and any other documents contemplated hereunder or related hereto have the authority to so execute such documents; and

b.             such other instruments and documents as may be reasonably requested by Escrow Holder relating to Purchaser, to the Property and/or as otherwise required to transfer the Property to Purchaser pursuant to the terms and conditions of this Agreement.

3.             Further Delivery by Purchaser in Escrow.  Prior to 1:00 p.m. (California time), on the business day prior to the Closing Date, Purchaser shall deposit into Escrow by wire transfer or other immediately available funds, in the form of cash or a wire transfer of funds in an amount which, when added to the Deposit, shall equal the Purchase Price plus any additional amounts necessary to cover costs and/or prorations under this Agreement.  The national financial institution must be reasonably acceptable to Seller.  The cash must be by direct deposit or by a wire transfer of funds actually made into and received by Escrow Holder’s depository bank account at least one (1) business day prior to the Close of Escrow.  To the extent that Purchaser fails to deliver funds into Escrow at least one (1) business day prior to the Closing Date, which failure causes Seller and/or Seller’s lender, if any, not to receive its proceeds from this transaction on a “same day” basis as the date of the Closing, then Purchaser shall pay, in addition to the Purchase Price and all other amounts necessary to cover costs or prorations under this Agreement, interest to Seller on a per diem basis at a rate of ten percent (10%) per annum for each day following the Closing Date that passes before Seller and Seller’s lender receives its proceeds from this transaction.

4.             Delivery by Escrow.  At least two (2) business days prior to the Close of Escrow, Escrow Holder shall deliver to Purchaser and Seller a pro forma closing statement which sets forth, in a manner satisfactory to Purchaser and Seller, the prorations and other credits and debits contemplated by this Agreement.

C.            Conditions to Close.

Escrow shall not close unless and until the following conditions precedent and contingencies have been satisfied or waived in writing by the party for whose benefit the conditions have been included:

1.             All contingencies described in Section VI have either been satisfied or waived in writing by the party for whose benefit such conditions run.

2.             All funds and instruments described in this Section V have been delivered to the Escrow Holder.

3.             The Title Company (as hereinafter defined) is in a position and is prepared to issue to Purchaser the title insurance policy described in Section VII below.

4.             All representations and warranties made by Seller in Section X below and Purchaser in Section XI below shall be true and correct in all material respects as of the Closing Date.

5.             Purchaser shall have performed, observed and complied with all covenants, agreements and conditions required by this Agreement to be performed, observed and/or complied with by Purchaser prior to, or as of, the Closing.

Any condition not otherwise satisfied or waived as of the Closing shall be deemed fully satisfied or waived by the party for whose benefit the condition had been included.

D.            Recordation and Transfer.  Upon satisfaction of the conditions set forth in Section 4.C above, Escrow Holder shall transfer the Property as follows:

1.             Cause the Grant Deed to be recorded in the Official Records of Los Angeles County, California;

2.             Deliver to Purchaser at least one fully executed original of the Section 1445 Affidavit, the Bill of Sale, the Assignment of Service Contracts and Intangible Property, the Assignment of Leases, the Assignment of Boeing Environmental Indemnity, the Form 593 and at least one conformed copy of the recorded Grant Deed;

3.             Deliver to Seller at least one fully executed original of the Section 1445 Affidavit, the Bill of Sale, the Assignment of Service Contracts and Intangible Property, the Assignment of Leases, the Assignment of Boeing Environmental Indemnity, the Form 593 and at least one conformed copy of the recorded Grant Deed;

4.             Deliver to the parties entitled thereto any other closing documents;

5.             Disburse all funds deposited with Escrow Holder by Purchaser in payment of the Purchase Price for the Property as follows:

a.             deliver to Seller the Purchase Price pursuant to instructions to be delivered by Seller to Escrow Holder, less the amount of all items, costs and prorations chargeable to the account of Seller; and

b.             disburse the remaining balance of the funds deposited by Purchaser to Purchaser upon the Close of Escrow pursuant to instructions to be delivered by Purchaser to Escrow Holder less amounts chargeable to Purchaser.

E.             Close of Escrow.  Escrow shall close upon the recordation of the Grant Deed in accordance with the terms and conditions hereof (“Close of Escrow” or “Closing Date” or “Closing”).  The Close of Escrow shall occur no later than December 1, 2006, unless otherwise extended pursuant to the terms hereof or in writing by mutual agreement between Purchaser and Seller.  If the Closing Date does not fall on a Tuesday, Wednesday or Thursday, Escrow shall close on the Tuesday following such date.

VI.           Purchaser’s Contingencies.

In the event that any contingency set forth in this Section VI has not been either satisfied or waived as of the Contingency Termination Date (subject to the notice of waiver and election to cure provisions set forth in Section VI.C below), this Agreement shall be terminated, the Deposit plus all accrued interest shall be returned to Purchaser, Purchaser shall deliver all documents provided to Purchaser by Seller together with any final reports prepared by Purchaser’s consultants (to the extent assignable) (other than confidential attorney client or attorney work product privileged documents) relating in any way to the Property (the “Due Diligence Reports”) to Seller, and the Escrow shall thereupon be canceled, and neither party shall have any further obligation to the other except for Purchaser’s obligations which are expressly intended to survive.  Costs for cancellation of Escrow and all Title Company costs shall be shared equally by Purchaser and Seller.  The “Contingency Period” as used herein shall mean that period commencing on the Opening of Escrow and terminating November 21, 2006 (the “Contingency Termination Date”).

A.            Survey, Title Commitment and Other Property Documents.

1.             Purchaser hereby acknowledges that Seller has delivered to Purchaser (i) a survey dated September 7, 2006, prepared by Tait & Associates (the “Survey”), and (ii) a preliminary title report (“Title Report”) furnished by Fidelity National Title Insurance Company (the “Title Company”).  As soon as reasonably practicable after the Opening of Escrow, Seller shall deliver to Purchaser copies of all documents referred to as exceptions to title in the Title Report.

2.             In accordance with California Health and Safety Code Section 25359.7, Seller has delivered to Purchaser a copy of the report (the “Environmental Assessment”) dated September 8, 2006, prepared by Environmental Audit, Inc., Job No. 2484,  containing certain environmental information about the Property.  Purchaser acknowledges receipt of the Environmental Assessment and confirms that Purchaser has read the Environmental Assessment.

3.             As soon as reasonably practicable after the Opening of Escrow, Seller shall deliver to Purchaser copies of those certain documents related to the Property which are listed in Exhibit “J” attached hereto (collectively, the “Property Documents”).  SELLER MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER TO PURCHASER AS TO THE ACCURACY OR COMPLETENESS OF THE CONTENT OF ANY DOCUMENTS OR OTHER INFORMATION DELIVERED TO PURCHASER PURSUANT TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE ACCURACY OR COMPLETENESS OF THE CONTENT OF THE PROPERTY DOCUMENTS OTHER THAN SELLER HAS NO ACTUAL KNOWLEDGE THAT ANY MATERIAL MATTER IN THE PROPERTY DOCUMENTS IS FALSE.

4.             Certain disclosures relating to the Property may be required under California Public Resources Code Section 2621.9(a) (Earthquake Fault Zone), California Public Resources Code Section 2694(a) (Seismic Hazard Zone), California Government Code Section 8589.3(a) (Special Flood Hazard Area), and/or California Government Code Section 8589.4(a) (Area of Potential Flooding).  Purchaser agrees that Seller will have no liability arising out of any failure by Seller or Agent to make any disclosure described in the immediately preceding sentence.  A copy of the natural hazard disclosure statement is set forth in Exhibit “K” attached hereto and Purchaser approves the same.

5.             The term “Permitted Encumbrances” as used herein includes:

a.             any easement, right-of-way, encroachment, conflict, discrepancy, overlapping of improvements, protrusion, lien, encumbrance, restriction, condition, covenant or other matter with respect to the Property that is reflected or addressed on the Survey or the Title Report which Purchaser has not disapproved in accordance with the provisions of Section VI.C below; and

b.             any Purchaser’s Objection that is cured by Seller to Purchaser’s reasonable satisfaction or which remains uncured, for whatever reason, and Purchaser waives such Purchaser’s Objection pursuant to Section VI.C below.

6.             Prior to the Contingency Termination Date, Purchaser shall receive an estoppel certificate executed by the lessee under each of the existing leases, in substantially the same form as attached Exhibit ”L”, to the extent reasonably obtainable by Seller (without expenditure of funds); provided, however, it shall not be a default by Seller hereunder if the estoppel certificates are not received by Purchaser prior to the Contingency Termination Date.

B.            Inspection.

1.             Purchaser shall have the right to physically inspect on a non-intrusive basis, and to the extent Purchaser desires, to cause one or more representatives of Purchaser to physically inspect on a non-intrusive basis, the Property without interfering with Seller’s operation of the Property.  Purchaser shall make all inspections in good faith and with due diligence.  All inspection fees, appraisal fees, engineering fees and other expenses of any kind incurred by Purchaser relating to the inspection of the Property will be solely Purchaser’s expense.  Seller shall cooperate with Purchaser in all reasonable respects in making such inspections.  To the extent that a Phase I environmental assessment acceptable to Seller justifies it, Purchaser shall have the right to have an independent environmental consultant acceptable to Seller conduct an environmental inspection in excess of a Phase I assessment of the Property.  The scope of any environmental inspection to be conducted by Purchaser’s environmental consultant in excess of a Phase I environmental assessment shall be subject to the prior written approval of Seller, which approval may be withheld in the sole and absolute discretion of Seller.  Nothing herein shall authorize any subsurface testing or drilling on the Property by Purchaser or its environmental consultant unless specifically provided for in the scope of work which has been approved by Seller in writing.  Purchaser may not contact any tenants of the Property, the property manager of the Property, any governmental officials or the adjacent property owner without Seller’s prior written consent, which shall not be unreasonably withheld.  Seller hereby reserves the right to have a representative present at the time of making any such inspection or interviews.  Purchaser shall notify Seller not less than one (1) business day in advance of making any such inspection or interviews.  In making any inspection or interviews hereunder, Purchaser will treat, and will cause any representative of Purchaser to treat, all information obtained by Purchaser pursuant to the terms of this Agreement as strictly confidential except for such information which Purchaser is required to disclose to its consultants, attorneys, lenders and transferees in accordance with Section XXIX below.  Purchaser agrees to indemnify and hold Seller, its tenants, contractors and employees harmless from any and all injuries, losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys’ fees and court costs) sustained by or threatened against Seller which result from or arise out of any inspections by Purchaser or its representatives pursuant to this Section.  Purchaser agrees to return the Property to substantially the same condition in which the Property was prior to Purchaser’s making any inspection.  Purchaser agrees to dispose of any soil cuttings and groundwater samples, at Purchaser’s sole cost and expense, using Purchaser’s EPA identification number.

2.             Purchaser agrees to maintain worker’s compensation and comprehensive liability insurance policies to cover its activities on the Property and to keep the Property free and clear of all mechanics’ and materialmen’s liens or other liens arising out of any of its activities or those of its representatives, agents or contractors.  At least five (5) days before entering on the Property, Purchaser shall deliver to Seller a certificate of insurance evidencing insurance coverage in compliance with the terms of this Subsection.  Purchaser shall maintain and keep in effect, at Purchaser’s sole expense, at all times during the period of this Escrow, a comprehensive liability insurance policy having a combined liability limit of at least Two Million Dollars ($2,000,000) and property damage limits of at least Two Million Dollars ($2,000,000).  The insurance policy shall be primary and noncontributing with any insurance which may be carried by Seller, and shall name Seller as an additional insured.  The insurance policy shall also provide that it may not be canceled or modified without at least thirty (30) days prior written notice to Seller.

C.            Objection, Cure and Waiver Rights.  Purchaser shall, no later than 4:00 p.m. (California time) on the Contingency Termination Date, notify Seller in writing of Purchaser’s objections relating to any matters set forth above and setting forth the reasons therefor (“Purchaser’s Objections”).  Upon the expiration of the Contingency Termination Date, except for Purchaser’s Objections if they are timely raised and properly made, Purchaser shall be deemed to have accepted each and every aspect of the Property.  If Purchaser does not reasonably disapprove the form and substance of the Survey, all matters shown thereon, all exceptions to the Title Report and other items shown thereon, then all such matters shall be included in the term “Permitted Encumbrances” as used herein.  Upon receipt of notice of any Purchaser’s Objection, Seller shall have the right, to be exercised within five (5) business days of receipt of Purchaser’s notice, to notify Purchaser in writing that it intends to cure any such disapproved matter.  Failure of Seller to deliver a written notice to Purchaser that it intends to cure any of Purchaser’s Objection(s) within such five (5) business day period shall constitute Seller’s refusal to cure said matter(s).  Purchaser shall thereupon have three (3) business days in which to notify Escrow Holder and Seller in writing that Purchaser waives its previous disapproval.  Failure to provide such notice shall constitute Purchaser’s unwillingness to waive said disapproved matter, Escrow shall thereupon automatically terminate, and neither party shall have any further liability or obligation to the other except for Purchaser’s obligations which are expressly intended to survive.  If Seller has elected to cure any matter disapproved by Purchaser, Seller shall thereupon commence to cure said matter, and shall have until the Close of Escrow to cure such matter.  In the event Seller provides written notice stating Seller’s intention to cure any of Purchaser’s Objection(s) and Seller fails to cure said matter by the scheduled Close of Escrow, Purchaser shall have the right by providing written notice within three (3) days after the scheduled Close of Escrow to either (i) waive such Purchaser’s Objection, or (ii) terminate the Escrow and receive the Deposit  and neither party shall have any further liability or obligation to the other except for Purchaser’s obligations which are expressly intended to survive.  In the event Purchaser fails to provide said written notice of termination or waiver within said three (3) day period, the Escrow shall terminate as provided above.

Concurrently with any termination of Escrow pursuant to this Agreement, Purchaser shall deliver to Seller without additional consideration and free of claims of third parties, all information, studies and Due Diligence Reports Purchaser or any agent of Purchaser has obtained with respect to the Property or the condition of the Property and all of the Property Documents; provided, however, that since Seller can not vouch for the quality of the work of Purchaser’s consultants, none of the information, studies and Due Diligence Reports delivered to Seller shall contain any recommendations or cost estimates for remediation or correction work to the Property.

VII.          Title Insurance Policy.

Upon the transfer of the Property, Escrow Holder shall cause title to the Property to be insured effective as of Closing by a CLTA owner’s policy of title insurance (“Title Policy”) issued by the Title Company with liability in the amount of the Purchase Price, insuring title to the Property to be vested in Purchaser, subject only to current real estate taxes and assessments not delinquent and the Permitted Encumbrances; provided, however, that Purchaser may request that the foregoing policy be an ALTA extended coverage owner’s policy so long as (i) a Survey acceptable to the Title Company has been obtained, at Purchaser’s expense, (ii) Purchaser pays the cost of the ALTA Policy in excess of the cost of the CLTA Policy, and (iii) there is no delay in the Close of Escrow due to Purchaser’s request to obtain an ALTA policy.  The issuance of the Title Policy shall be in lieu of any express or implied warranty of Seller concerning title to the Property other than made in connection with the Grant Deed.  Purchaser agrees that its only remedy arising by reason of any defect in title shall be against the Title Company, unless such defect is attributable solely to the acts of Seller.

VIII.        Covenants of Purchaser.

A.            Purchaser covenants and agrees with Seller that prior to the Closing, Purchaser will not interfere with or hinder the operation of the Property prior to the delivery of possession thereof to Purchaser following the Closing hereunder.

B.            Except as provided in Section VI.B above, Purchaser shall not have the right to (i) enter into any contract, agreement or commitment with respect to the Property or any development thereof; (ii) undertake any on-site development work which is intrusive in nature, such as the removal or movement of any soil; or (iii) undertake any activity which could result in the assertion of any mechanics’, materialmens’ or similar liens or claims against the Property or any portion thereof.

IX.           Covenants of Seller.

During the period from the Opening of Escrow until the earlier of termination of the Agreement or the Close of Escrow, Seller agrees to the following:

A.            Seller shall not permit or suffer to exist any encumbrance, charge or lien or allow any easements affecting all or any portion of the Property to be placed or claimed upon the Property unless such encumbrance, charge, lien or easement has been approved in writing by Purchaser or unless such monetary encumbrance, charge or lien will be removed by Seller prior to the Close of Escrow.

B.            Following the Contingency Termination Date, Seller shall not execute or amend, modify, renew, extend or terminate any lease without the prior written consent of Purchaser, which consent shall not be unreasonably withheld.  With respect to Purchaser’s consent, Purchaser shall be required to provide its consent within three (3) business days following a request.  If Purchaser fails to provide Seller with notice of response, Purchaser shall be deemed to have approved such lease or modification to lease.

C.            Following the Contingency Termination Date, Seller shall not enter into any service, management or other contract relating to the Property which will survive the Close of Escrow without the prior written consent of Purchaser, which consent will not be unreasonably withheld.  With respect to Purchaser’s consent, Purchaser shall be required to provide its consent within three (3) business days following a request.  If Purchaser fails to provide Seller with notice of response, Purchaser shall be deemed to have approved such service contract or modification to service contract.

D.            Seller shall continue to operate and maintain the Property in the manner in which the Property is currently operated and maintained.

X.            Representations of Seller.

A.            Seller represents to Purchaser that:

1.             Seller is duly organized and legally existing, the execution and delivery by Seller of, and Seller’s performance under, this Agreement are within Seller’s powers and have been duly authorized by all requisite action, and the person executing this Agreement on behalf of Seller has the authority to do so.

2.             This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable in accordance with its terms, subject to laws applicable generally to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the right of contracting parties generally.

3.             Performance of this Agreement by Seller will not result in a breach of, or constitute any default under any agreement or instrument to which Seller is a party, which breach or default will adversely affect Seller’s ability to perform its obligations under this Agreement.

4.             To Seller’s knowledge, the Property is not presently the subject of any condemnation or similar proceeding, and to Seller’s knowledge, no such condemnation or similar proceeding is currently threatened or pending.

5.             To Seller’s knowledge, there are no management, service, supply or maintenance contracts affecting the Property which shall affect the Property on or following the Close of Escrow except as set forth in attached Exhibit ”M”.

6.             Seller is not a “foreign person” within the meaning of Section 1445 of the Internal Revenue Code of 1986 (i.e., Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and regulations promulgated thereunder).

7.             Seller (a) is not in receivership or dissolution; (b) has not made any assignment for the benefit of creditors; (c) has not admitted in writing its inability to pay its debts as they mature; (d) has not been adjudicated a bankrupt; (e) has not filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the Federal Bankruptcy Law or any other similar law or statute of the United States or any state, or (f) does not have any such petition described in Subparagraph (e) above filed against Seller.

8.             Except as set forth in Section XVII hereof, Seller has not authorized any broker or finder to act on its behalf in connection with the sale and purchase hereunder and Seller has not dealt with any broker or finder purporting to act on behalf of Seller or otherwise.

B.            As used in this Section X, the term “to Seller’s knowledge” (i) shall mean and apply to the actual knowledge of Tom Colich, Bart Hornstein, and Margaret MacConnell (collectively, the “Involved Parties”), who are the partners and employees of Seller and who are or were directly engaged in the management of the Property and/or the sale and purchase transaction described herein, and not to any other parties, (ii) shall mean the current actual knowledge of such Involved Parties, without any investigation or inquiry of any kind; (iii) shall not mean such Involved Parties are charged with knowledge of the acts, omissions and/or knowledge of the predecessors in title to the Property or with knowledge of the acts, omissions and/or knowledge of Seller’s agents or employees; and (iv) shall not apply to or be construed to apply to information or material which may generally or incidentally be in the possession of Seller, but which is not actually known to the Involved Parties.  Nothing herein shall be construed to imply or mean that the Involved Parties have any personal liability for a breach of a representation or warranty.

C.            If Purchaser is aware that any of the representations contained in Section X.A above are not true and correct as of the date hereof or at Closing, Purchaser may, at its option, (i) waive such misrepresentations and close this transaction, or (ii) terminate this Agreement by written notice thereof to Seller and to Escrow Holder and the Deposit  shall be returned to Purchaser, in which event the parties shall have no further right or obligation hereunder except for Purchaser’s obligations which are expressly intended to survive.  Purchaser hereby acknowledges and agrees that, upon the Close of Escrow, any claim of Purchaser that any representation of Seller herein is not true and correct shall be automatically waived in full by Purchaser, provided the information or basis from which any such claim arises is known to Purchaser on or prior to the Closing.

D.            The representations of Seller set forth in Section X.A. herein shall survive the Close of Escrow for a period of one (1) year.  Any claim of Purchaser based on an alleged breach or failure of any of Seller’s representations of which Purchaser had no knowledge as of the Closing or any other claim by Purchaser against Seller in connection with this transaction shall be made within one (1) year following the Closing or shall automatically be null, void and of no force or effect whatsoever and Purchaser’s remedies for any such claim shall be limited to recovery of actual damages not to exceed $1,000,000.00, and Purchaser shall have no claim against Seller for speculative or consequential damages.  In the event the Closing occurs, Purchaser hereby expressly waives, relinquishes and releases any right or remedy available to it at law, in equity or under this Agreement to make a claim against Seller for damages that Purchaser may incur, or to rescind this Agreement and the transactions contemplated hereby, as the result of any of Seller’s representations or warranties being untrue, inaccurate or incorrect if Purchaser knew that such representation or warranty was untrue, inaccurate or incorrect at the time of the Closing and Purchaser nevertheless closes hereunder.  For purposes hereof, a claim shall be deemed “made” only upon an official filing of an action with respect to such claim with a court of competent jurisdiction.

XI.           Representations and Releases Provided By Purchaser.

A.            Purchaser represents to Seller that:

1.             Purchaser is duly organized and legally existing, the execution and delivery by Purchaser of, and Purchaser’s performance under, this Agreement, are within Purchaser’s partnership powers and Purchaser has the partnership authority to execute and deliver this Agreement.

2.             This Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms, subject to laws applicable generally to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting or limiting the rights of contracting parties generally.

3.             Performance of this Agreement will not result in any breach of, or constitute any default under, any agreement or other instrument to which Purchaser is a party, which breach or default will adversely affect Purchaser’s ability to perform its obligations under this Agreement.

4.             Purchaser (a) is not in receivership or dissolution, (b) has not made any assignment for the benefit of creditors, (c) has not admitted in writing its inability to pay its debts as they mature, (d) has not been adjudicated a bankrupt, (e) has not filed a petition in voluntary bankruptcy, a petition or answer seeking reorganization, or an arrangement with creditors under the federal bankruptcy law, or any other similar law or statute of the United States or any state, or (f) does not have any such petition described in (e) filed against Purchaser.

5.             Except as set forth in Section XVII hereof, Purchaser has not authorized any broker or finder to act on its behalf in connection with the sale and purchase hereunder and Purchaser has not dealt with any broker or finder purporting to act on behalf of Purchaser or otherwise.

B.            If Seller is aware that any of the representations contained in Section XI.A. are not true and correct as of the date hereof or at Closing, Seller may, at its option, (i) waive such misrepresentations and close this transaction, or (ii) terminate this Agreement by written notice thereof to Purchaser and to Escrow Holder and the Deposit shall be paid to Seller, in which event the parties shall have no further right or obligation hereunder except for Purchaser’s obligations which are expressly intended to survive.  Seller hereby acknowledges and agrees that, upon the Close of Escrow, any claim of Seller that any representation of Purchaser herein is not true and correct shall be automatically waived in full by Seller, provided the information or basis from which any such claim arises is known to Seller on or prior to the Closing.

C.            The representations of Purchaser set forth in Section XI.A. herein shall survive the Close of Escrow for a period of one (1) year.  Any claim of Seller based on an alleged breach or failure of any of Purchaser’s representations of which Seller had no knowledge as of the Closing or any other claim by Seller against Purchaser in connection with this transaction shall be made within one (1) year following the Closing or shall automatically be null, void and of no force or effect whatsoever.  Upon the Closing, any claim by Seller based on an alleged breach or failure of any of Purchaser’s representatives of which Seller has knowledge will be waived.  For purposes hereof, a claim shall be deemed “made” only upon an official filing of an action with respect to such claim with a court of competent jurisdiction.

D.            PURCHASER ACKNOWLEDGES AND AGREES THAT, OTHER THAN THE LIMITED REPRESENTATIONS SET FORTH IN SECTION X.A. HEREOF, SELLER MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE PROPERTY OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.  PRIOR TO THE CONTINGENCY TERMINATION DATE, PURCHASER WILL CONDUCT ANY AND ALL INSPECTIONS OF THE PROPERTY TO ITS FULL AND COMPLETE SATISFACTION, AND IF PURCHASER ACQUIRES THE PROPERTY FROM SELLER, PURCHASER ACKNOWLEDGES THAT IT WILL BE PURCHASING THE PROPERTY WITH FULL KNOWLEDGE OF ANY AND ALL CONDITIONS OF THE PROPERTY.  PURCHASER ACKNOWLEDGES THAT IT IS FULLY CAPABLE OF EVALUATING THE PROPERTY’S SUITABILITY FOR PURCHASER’S INTENDED USE.  THE PROPERTY IS BEING SOLD AND CONVEYED HEREUNDER AND, UNLESS PURCHASER TERMINATES THIS AGREEMENT IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT PRIOR TO THE CONTINGENCY TERMINATION DATE, PURCHASER AGREES TO ACCEPT THE PROPERTY “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” AND SUBJECT TO ANY CONDITION WHICH MAY EXIST, WITHOUT ANY REPRESENTATION OR WARRANTY BY SELLER EXCEPT AS EXPRESSLY SET FORTH IN SECTION X.A. HEREOF.  EXCEPT FOR A BREACH BY SELLER OF A REPRESENTATION CONTAINED IN SECTION X.A. HEREOF, PURCHASER HEREBY ASSUMES THE RISK THAT CERTAIN CONDITIONS MAY EXIST ON THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL CONDITIONS AND THE CONSTRUCTION DEFECTS.  THE PURCHASE PRICE IS A NEGOTIATED PURCHASE PRICE REPRESENTING THE FACT THAT THE PROPERTY IS BEING

PURCHASED BY PURCHASER ON AN “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” BASIS.  PURCHASER HEREBY EXPRESSLY ACKNOWLEDGES AND AGREES THAT (i) PURCHASER SHALL BE SOLELY RESPONSIBLE FOR DETERMINING THE STATUS AND CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL CONDITIONS, ENVIRONMENTAL REGULATIONS, CONSTRUCTION DEFECTS, ZONING CLASSIFICATIONS, BUILDING REGULATIONS AND GOVERNMENTAL ENTITLEMENT AND DEVELOPMENT REQUIREMENTS APPLICABLE TO THE PROPERTY AND PURCHASER WILL HAVE, PRIOR TO THE CONTINGENCY TERMINATION DATE, THOROUGHLY INSPECTED AND EXAMINED THE PROPERTY TO THE EXTENT DEEMED NECESSARY BY PURCHASER IN ORDER TO ENABLE PURCHASER TO EVALUATE THE PURCHASE OF THE PROPERTY AND (ii) PURCHASER IS RELYING SOLELY UPON SUCH INSPECTIONS, EXAMINATION, AND EVALUATION OF THE PROPERTY BY PURCHASER IN PURCHASING THE PROPERTY ON AN “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” BASIS, WITHOUT REPRESENTATIONS (OTHER THAN THE LIMITED REPRESENTATIONS SET FORTH IN SECTION X.A. HEREOF), WARRANTIES OR COVENANTS, EXPRESS OR IMPLIED, OF ANY KIND OR NATURE.  PURCHASER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS AND PRIVILEGES ARISING OUT OF, OR WITH RESPECT OR IN RELATION TO, ANY REPRESENTATIONS (OTHER THAN THE REPRESENTATIONS SET FORTH IN SECTION X.A.), WARRANTIES OR COVENANTS, WHETHER EXPRESS OR IMPLIED, WHICH MAY HAVE BEEN MADE OR GIVEN, OR WHICH MAY BE DEEMED TO HAVE BEEN MADE OR GIVEN, BY SELLER.  PURCHASER HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXCLUDED FROM THE TRANSACTION CONTEMPLATED HEREBY, AS ARE ANY WARRANTIES ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE, AND THAT SELLER HAS NOT WARRANTED, AND DOES NOT HEREBY WARRANT, THAT THE PROPERTY NOW OR IN THE FUTURE WILL MEET OR COMPLY WITH THE REQUIREMENTS OF ANY LAW OR REGULATION OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR JURISDICTION.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, PURCHASER HEREBY ASSUMES ALL RISK AND LIABILITY (AND AGREES THAT SELLER SHALL NOT BE LIABLE FOR ANY SPECIAL, DIRECT, INDIRECT, CONSEQUENTIAL, OR OTHER DAMAGES) RESULTING OR ARISING FROM OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF THE PROPERTY.  PURCHASER ACKNOWLEDGES AND AGREES THAT THE SALE PROVIDED FOR HEREIN IS MADE WITHOUT ANY WARRANTY BY SELLER AS TO THE NATURE OR QUALITY OF THE PROPERTY; THE DEVELOPMENT POTENTIAL OF THE PROPERTY; THE PRIOR HISTORY OF OR ACTIVITIES ON THE PROPERTY; THE QUALITY OF LABOR AND/OR MATERIALS INCLUDED IN ANY OF THE IMPROVEMENTS; THE FITNESS OF THE PROPERTY FOR AND/OR THE SOIL CONDITIONS EXISTING AT THE PROPERTY (INCLUDING, WITHOUT LIMITATION, SUBSIDENCE AND

THE POSSIBILITY OF FUTURE SUBSIDENCE) FOR ANY PARTICULAR PURPOSE OR DEVELOPMENT POTENTIAL; THE PRESENCE OR SUSPECTED PRESENCE OF HAZARDOUS WASTE OR SUBSTANCES ON, ABOUT, OR UNDER THE PROPERTY OR THE IMPROVEMENTS; OR THE ZONING OR OTHER LEGAL STATUS OF THE PROPERTY.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY THE EXECUTION HEREOF PURCHASER HEREBY ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY, OR THE TRANSACTION CONTEMPLATED HEREIN, OR REGARDING THE ZONING, CONSTRUCTION, PHYSICAL CONDITION OR OTHER STATUS OF THE PROPERTY (INCLUDING, WITHOUT LIMITATION, CONSTRUCTION DEFECTS), AND NO REPRESENTATION, WARRANTY, AGREEMENT, STATEMENT, GUARANTY OR PROMISE, IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER WHICH IS NOT CONTAINED HEREIN SHALL BE VALID OR BINDING UPON SELLER.  PURCHASER ACKNOWLEDGES THAT SELLER HAS PROVIDED NECESSARY DISCLOSURES REGARDING THE ENVIRONMENTAL CONDITION OF THE PROPERTY AS REQUIRED BY CALIFORNIA HEALTH AND SAFETY CODE SECTION 25359.7.

E.             UPON THE CLOSING, OTHER THAN WITH RESPECT TO A BREACH OF AN EXPRESS REPRESENTATION OF SELLER AS SET FORTH IN SECTION X.A. HEREOF, PURCHASER AGREES TO RELEASE SELLER, BOEING REALTY CORPORATION (“BOEING”), AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PRINCIPALS, AGENTS, ATTORNEYS AND SUBSIDIARIES, AND EACH OF THEM, FROM ANY AND ALL CLAIMS, JUDGMENTS, LIABILITIES, PENALTIES, FINES, COSTS, EXPENSES OR DAMAGES WHICH IN ANY WAY AND AT ANY TIME RELATE TO OR ARISE FROM, DIRECTLY OR INDIRECTLY, THE PROPERTY OR SELLER’S OWNERSHIP THEREOF, ANY LATENT OR PATENT DEFECTS CONCERNING SAME AND ANY ACTUAL OR ALLEGED VIOLATIONS OF LAW CONCERNING SAME, INCLUDING, WITHOUT LIMITATION, ANY CLAIM OR ANY ACTION CONCERNING CONSTRUCTION DEFECTS AND THE ENVIRONMENTAL CONDITION OF THE PROPERTY, INCLUDING WITHOUT LIMITATION, UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION, AND LIABILITY ACT, AS AMENDED (“CERCLA”) AND/OR THE PROVISIONS OF CALIFORNIA HEALTH AND SAFETY CODE SECTION 25300, ET SEQ., AS AMENDED, OR UNDER ANY OTHER PROVISION OF FEDERAL, STATE OR LOCAL LAW, WHICH PURCHASER HAD, HAS OR MAY HAVE, BASED UPON THE PAST, PRESENT OR FUTURE PRESENCE, DISCHARGE, TREATMENT, RECYCLING, USE, MIGRATION, STORAGE, GENERATION, OR RELEASE OR TRANSPORTATION (INCLUDING WITHOUT LIMITATION ALL FACILITIES, IMPROVEMENTS, STRUCTURES AND EQUIPMENT THEREON AND SOIL AND GROUNDWATER THEREUNDER) OF HAZARDOUS MATERIALS.  PURCHASER ACKNOWLEDGES THAT UNKNOWN

AND UNSUSPECTED HAZARDOUS MATERIALS MAY HEREAFTER BE DISCOVERED ON OR ABOUT THE PROPERTY, AND PURCHASER KNOWINGLY RELEASES SELLER FROM ANY AND ALL LIABILITY RELATED THERETO.  PURCHASER ACKNOWLEDGES THAT IT IS FAMILIAR WITH AND VOLUNTARILY WAIVES ANY RIGHT OR BENEFIT ARISING FROM SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA WHICH PROVIDES AS FOLLOWS:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.”

PURCHASER WAIVES AND RELINQUISHES ANY RIGHT OR BENEFIT IT HAS OR MAY HAVE UNDER ANY SIMILAR PROVISION OF THE STATUTORY OR NON-STATUTORY LAW OF ANY JURISDICTION.

Purchaser:

CORNERSTONE OPERATING
PARTNERSHIP, L.P., a Delaware limited
partnership

By:
Name:
Title:

F.             NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN THIS AGREEMENT, THE PROVISIONS SET FORTH IN SECTIONS XI.D AND XI.E SHALL SURVIVE THE CLOSE OF ESCROW.

XII.         Boeing Environmental Indemnity.

Purchaser acknowledges that Seller has received from Boeing a limited environmental indemnity in connection with the Property.  A copy of the material terms of the Boeing Environmental Indemnity (the “Boeing Environmental Indemnity”) has been delivered to Purchaser and is included in the Property Documents.  Seller shall assign its rights and interest in the Boeing Environmental Indemnity to Purchaser, provided, however, Seller shall non-exclusively retain the benefits in favor of the indemnitee thereunder.

XIII.        Condemnation.

Promptly upon obtaining knowledge of the institution of the proceedings for the condemnation of any part of the Property, Seller or Purchaser will notify the other of the pendency of such proceedings.  In the event of the condemnation of any portion of the Property or the sale of any portion of the Property in lieu of condemnation prior to the Closing, this

Agreement shall remain in full force and effect, and in such event Seller shall assign to Purchaser any and all claims for the proceeds of such condemnation or sale, and Purchaser shall take title to the remainder of the Property with the assignment of such proceeds and subject to such condemnation and without reduction in the Purchase Price; provided, however, that if (i) greater than (A) ten percent (10%) of the Improvements and/or (B) twenty-five percent (25%) of the Land is taken pursuant to such condemnation or conveyance in lieu thereof, and (ii) the remainder of the Property would no longer be reasonably suitable for Purchaser’s purposes, then Purchaser may terminate this Agreement by notice in writing to Seller within ten (10) business days following the date on which Purchaser received notice from Seller or otherwise became aware of such condemnation of the Property or conveyance in lieu thereof, in which event the Deposit  shall be returned to Purchaser and the parties shall have no further right or obligation hereunder except for Purchaser’s obligations which are expressly intended to survive.  If Purchaser does not elect to terminate within said ten (10) business day period, Purchaser shall be deemed to waive all rights to terminate pursuant to this provision and this Agreement shall remain in full force and effect, without reduction in the Purchase Price, but with any condemnation proceeds being assigned to Purchaser.  Seller and Purchaser agree that California Civil Code Section 1662 shall not be applicable to this transaction.

XIV.        Risk of Loss.

In the event of damage or destruction to a material portion of the Property at any time after the date hereof and prior to the Closing, Seller shall immediately give Purchaser notice thereof.  If such damage or destruction occurred following the Opening of Escrow and prior to the Contingency Termination Date, and the cost to restore the Property to substantially the same state it was in immediately prior to the occurrence of such damage or destruction is determined by an unaffiliated third party contractor retained by Seller to be less than $250,000, then Seller, at its election, shall either (i) cause the Property to be restored prior to the Close of Escrow substantially to the same state it was in prior to the damage or destruction, or (ii) reduce the Purchase Price by the amount determined by such contractor as necessary to perform such restoration.  If such restoration work is estimated by such contractor to cost equal to or greater than $250,000, then Purchaser shall elect, by delivering a written notice to Seller within five (5) days of its receipt of notice from Seller of such damage, either: (y) to terminate this Agreement in which event Purchaser and Seller shall share equally all Escrow costs, the shall be returned to Purchaser and neither party shall have any further obligation to the other, except for Purchaser’s obligations which are expressly stated herein to survive, or (z) to proceed with the purchase of the Property and consummate this Agreement in accordance with its terms.  Purchaser’s failure to deliver to Seller notice of its election within the 5-day period shall be deemed Purchaser’s election to terminate this Agreement.  If Purchaser elects option (z), Seller shall, at the Closing, assign to Purchaser Seller’s right, if any, to receive any insurance proceeds payable in connection with such damage or destruction.  Notwithstanding anything to the contrary contained in this Agreement, Purchaser shall not be relieved of its obligations under this Agreement by the pendency, threatening or passing, of any initiative, or by the imposition of any moratorium on development, or similar actions adversely affecting the Property, and such initiatives, moratoria and actions shall not be considered as part of Purchaser’s inspection of the Property.  Additionally, nothing contained in this Section XIV shall apply to the Construction Defects.

XV.         Prorations and Costs.

A.            General real estate taxes for the then current year relating to the Property shall be prorated as of 11:59 p.m. one day prior to the Closing Date (the “Proration Time”).  If Closing shall occur before the actual taxes for the then current year are known, the apportionment of taxes shall be upon the basis of taxes for the Property for the immediately preceding year, provided that, if the taxes for the current year are thereafter determined to be more or less than the taxes for the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly shall adjust the proration of such taxes and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment.  All special taxes or assessments assessed and due and payable prior to the Proration Time shall be prorated between Purchaser and Seller as of the Proration Time, and those due and payable after the Proration Time shall be paid by Purchaser.  All taxes, whether retroactive or not, imposed as a result of this transaction (but not the transaction pursuant to which Seller acquired the Property) or due to a change in the use of the Property after Closing, from the use prior to Closing, shall be paid by Purchaser.

B.            The present insurance coverage and public utility service on the Property shall be terminated as of the Closing Date and there shall be no proration of insurance premiums or public utility bills.

C.            Rental income from the Property shall be prorated as of the Proration Time.  Non-delinquent rents shall be prorated to the Proration Time.  Rents delinquent as of the Proration Time, but collected later, shall be prorated as of the Proration Time when collected.  Rents collected after the Proration Time from tenants whose rental was delinquent at the Proration Time shall be deemed to apply first to current rentals due at time of payment  and second to rentals which were delinquent at the Proration Time  Rents collected after the Proration Time to which Seller is entitled shall be promptly paid to Seller.  For a period of sixty (60) days after the Closing Date, Purchaser shall use reasonable efforts to collect all rents which are delinquent as of the Proration Time with no obligation to commence litigation to collect such rents.  Commencing as of sixty-one (61) days after the Closing Date, Seller may take all steps it deems appropriate to collect any rents delinquent as of the Proration Time which are still uncollected; provided, however, Seller may not commence litigation without Purchaser’s prior written consent which may be withheld in Purchaser’s discretion.  The amount of all security deposits shall be deducted from Seller’s account at Closing.

D.            All other income from, and expenses of, the Property, including but not limited to operating expenses, maintenance charges and service charges, shall be prorated as of the Proration Time.  The parties hereby agree to fully cooperate with each other for a period of sixty (60) days following the Closing to correctly adjust and prorate all costs and expenses which cannot be accurately adjusted and prorated as of the Closing.

E.             Documentary transfer taxes and local transfer or conveyance taxes, if any, shall be paid one-half (½) by Seller and one-half (½) by Purchaser.

F.             Any escrow fee charged by the Escrow Holder shall be paid one-half (½) by Seller and one-half (½) by Purchaser.  Purchaser shall pay the fee for the recording of the Grant Deed.  Seller shall pay for the cost of a CLTA owner’s policy of title insurance.  The additional premium for ALTA coverage or for any additional title insurance requested by Purchaser shall be at Purchaser’s sole cost and expense.  All costs related to satisfying any “due diligence” requirements or requests which Purchaser deems necessary in its analysis of the Property shall be the sole obligation of Purchaser.  Each party shall be responsible for the payment of its own attorneys’ fees incurred in connection with the transaction which is the subject of this Agreement.

XVI.        Remedies.

A.            IN THE EVENT THAT SELLER SHALL FAIL TO CONSUMMATE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DUE TO A DEFAULT BY SELLER, PURCHASER, AS ITS SOLE AND EXCLUSIVE REMEDY, MAY PURSUE AN ACTION AGAINST SELLER FOR SPECIFIC PERFORMANCE; PROVIDED, HOWEVER, IN NO EVENT SHALL PURCHASER BE ENTITLED TO RECORD A LIS PENDENS AGAINST THE PROPERTY FOR ANY REASON WHATSOEVER AND PROVIDED FURTHER THAT IF SELLER TAKES ANY ACTION THAT RENDERS THE REMEDY OF SPECIFIC PERFORMANCE UNAVAILABLE PURCHASER MAY PURSUE ALL REMEDIES AT LAW OR EQUITY.  AS A MATERIAL PART OF THE CONSIDERATION UNDER THIS AGREEMENT AND FOR THE LIQUIDATED DAMAGES PROVISION HEREINABOVE SET FORTH, PURCHASER HEREBY WAIVES AND RELINQUISHES ALL RIGHTS OF PURCHASER TO RECORD A LIS PENDENS AGAINST THE PROPERTY UNDER SECTIONS 405 ET. SEQ. OF THE CALIFORNIA CODE OF CIVIL PROCEDURE, OR ANY OTHER PROVISION OF LAW.  PURCHASER SPECIFICALLY ACKNOWLEDGES THAT IT SHALL NOT HAVE ANY REMEDY WHATSOEVER AGAINST SELLER FOR ANY DEFAULT BY SELLER UNDER THIS AGREEMENT UNLESS PURCHASER IS IN FULL COMPLIANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

B.            IN THE EVENT THAT PURCHASER SHOULD FAIL TO CONSUMMATE THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT DUE TO A DEFAULT BY PURCHASER, THEN SELLER, AS ITS SOLE AND EXCLUSIVE REMEDY, MAY TERMINATE THIS AGREEMENT BY NOTIFYING PURCHASER THEREOF AND RECEIVE OR RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES. THE PARTIES AGREE THAT SELLER WILL SUFFER DAMAGES IN THE EVENT OF PURCHASER’S DEFAULT ON ITS OBLIGATIONS.  ALTHOUGH THE AMOUNT OF SUCH DAMAGES IS DIFFICULT OR IMPOSSIBLE TO DETERMINE, THE PARTIES AGREE THAT THE AMOUNT OF THE DEPOSIT IS A REASONABLE ESTIMATE OF SELLER’S LOSS IN THE EVENT OF PURCHASER’S DEFAULT.  THUS, SELLER SHALL ACCEPT AND RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES BUT NOT AS A PENALTY.  SUCH LIQUIDATED DAMAGES SHALL CONSTITUTE SELLER’S SOLE AND EXCLUSIVE REMEDY.  IN THE EVENT SELLER IS ENTITLED TO THE DEPOSIT AS LIQUIDATED DAMAGES AND TO THE EXTENT SELLER HAS NOT

ALREADY RECEIVED THE DEPOSIT, THE DEPOSIT SHALL BE IMMEDIATELY PAID TO SELLER BY THE ESCROW HOLDER UPON RECEIPT OF WRITTEN NOTICE FROM SELLER THAT PURCHASER HAS DEFAULTED UNDER THIS AGREEMENT, AND PURCHASER AGREES TO TAKE ALL SUCH ACTIONS AND TO EXECUTE AND DELIVER ALL SUCH DOCUMENTS NECESSARY OR APPROPRIATE TO EFFECT SUCH PAYMENT.  IN CONSIDERATION OF SELLER RECEIVING THE LIQUIDATED DAMAGES, SELLER WILL BE DEEMED TO HAVE WAIVED ALL OF ITS CLAIMS AGAINST PURCHASER FOR DAMAGES IF, BUT ONLY IF, PURCHASER HAS SIGNED AND DELIVERED TO ESCROW HOLDER WITHIN TEN (10) BUSINESS DAYS AFTER NOTICE FROM SELLER OF PURCHASER’S FAILURE, ESCROW CANCELLATION INSTRUCTIONS AND ALL OTHER DOCUMENTS REASONABLY REQUIRED BY ESCROW HOLDER TO UNCONDITIONALLY INSTRUCT AND ENABLE ESCROW HOLDER TO CANCEL ESCROW AND PAY TO SELLER THE DEPOSIT THEN HELD BY ESCROW HOLDER.  NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS SECTION XVI.B., IF PURCHASER BRINGS AN ACTION AGAINST SELLER FOR AN ALLEGED BREACH OR DEFAULT BY SELLER OF ITS OBLIGATIONS UNDER THIS AGREEMENT, AND, IN CONNECTION WITH THAT ACTION, RECORDS A LIS PENDENS OR OTHERWISE ENJOINS OR RESTRICTS SELLER’S ABILITY TO SELL OR TRANSFER THE PROPERTY (“PURCHASER’S ACTION”), SELLER SHALL NOT BE RESTRICTED BY THE PROVISIONS OF THIS SECTION XVI.B. FROM SEEKING EXPUNGEMENT OR RELIEF FROM THAT LIS PENDENS, INJUNCTION OR OTHER RESTRAINT, AND RECOVERING DAMAGES, COSTS OR EXPENSES (INCLUDING ATTORNEYS’ FEES) WHICH SELLER MAY SUFFER OR INCUR AS A RESULT OF PURCHASER’S ACTION, AND THE AMOUNT OF ANY SUCH DAMAGES AWARDED TO SELLER SHALL NOT BE LIMITED TO THE LIQUIDATED DAMAGES SET FORTH HEREIN.  FURTHERMORE, IN NO EVENT SHALL THIS SECTION XVI.B. HAVE ANY APPLICATION TO OR LIMIT SELLER’S RIGHTS AGAINST PURCHASER IN CONNECTION WITH ANY OF THE FOLLOWING:  (i) SECTION XVII OF THIS AGREEMENT, (ii) SECTION XX OF THIS AGREEMENT, (iii) SECTION XXIX OF THIS AGREEMENT, (iv) ANY DUTY OR OBLIGATION OF PURCHASER TO INDEMNIFY SELLER AS PROVIDED IN THIS AGREEMENT, OR (v) ANY MISREPRESENTATIONS BY PURCHASER.  IF PURCHASER FAILS TO COMPLETE THE PURCHASE AS PROVIDED IN THIS AGREEMENT, SELLER SHALL HAVE NO RIGHT TO SPECIFICALLY ENFORCE THE PROVISIONS OF THIS AGREEMENT.

SELLER AND PURCHASER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THE FOREGOING LIQUIDATED DAMAGES PROVISION AND BY THEIR SIGNATURES IMMEDIATELY BELOW AGREE TO BE BOUND BY ITS TERMS.

Purchaser:	Seller:

CORNERSTONE OPERATING	WESCO HARBOR GATEWAY, L.P., a
PARTNERSHIP, L.P., a Delaware limited	California limited parntership
partnership

By:	By:
Name:	Name:
Title:	Title:

XVII.       Real Estate Commissions.

Seller agrees to pay upon the Closing of the transaction contemplated hereby, and not otherwise, a real estate sales commission to John Schumacher of CB Richard Ellis (herein called “Agent”).  Said commission to the Agent shall in no event be payable unless and until the transaction contemplated hereby is closed in accordance with the terms of this Agreement; if such transaction is not closed for any reason, including, without limitation, failure of title or default by Seller or Purchaser or termination of this Agreement pursuant to the terms hereof, then such commission will not be deemed to have been earned and shall not be due or payable.  Each party hereto agrees to indemnify and hold harmless the other party from and against any and all losses, liens, claims, judgments, liabilities, costs, expenses or damages (including reasonable attorneys’ fees and court costs) of any kind or character arising out of or resulting from any agreement, arrangement or understanding (except as set forth above with respect to the Agent) alleged to have been made by such party or on its behalf with any broker or finder in connection with this Agreement or the transaction contemplated hereby.

XVIII.     Notices.

Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery delivered by a representative of the party giving such notice, or (b) overnight delivery by recognized overnight courier, or (c) United States mail, postage prepaid, registered or certified mail, (d) facsimile, or (e) electronic mail, addressed as follows:

If to Seller, to:                                                                                                                                                                      Wesco Harbor Gateway, L.P.

20100 South Western Avenue
Torrance, California 90501
Attention:  Barton Hornstein
Facsimile: (310) 224-5001
E-mail: bhornstein@wesco.la

With a copy to:                                                                                                                                                             Pillsbury Winthrop Shaw Pittman LLP
725 South Figueroa Street
Suite 2800
Los Angeles, California 90017
Attention:  William S. Waller, Esq.
Facsimile: (213) 629-1033
E-mail: william.waller@pillsburylaw.com

If to Purchaser, to:                                                                                                                                              Cornerstone Operating Partnership, L.P.,
1920 Main Street, Suite 400,
Irvine, California 92614
Attn:  Robert C. Peterson
Fax:  (949) 250-0592

With a copy to:                                                                                                                                                             James A. Burns, Esq.
Carson Messinger Elliott
Laughlin & Ragan, P.L.L.C.
3300 North Central Avenue, Suite 1900
Phoenix, Arizona 85012
Fax:  (602) 277-4507

or to such other address or to the attention of such other person as hereafter shall be designated in writing by the applicable party sent in accordance herewith.  Any such notice or communication shall be deemed to have been delivered either at the time of personal delivery actually received by the addressee or a representative of the addressee at the address provided above or, if delivered on a business day in the case of delivery service or certified or registered mail, as of the earlier of the date delivered or the date 72 hours following the date deposited in the United States mail at the address provided herein, or if by telecopier, upon electronic confirmation of good receipt by the receiving telecopier.  Purchaser and Seller hereby agree that notices may be given hereunder by the parties’ respective counsel and that, if any communication is to be given hereunder by Purchaser’s or Seller’s counsel, such counsel may communicate directly with all principals as required to comply with the provisions of this Section.

XIX.        Assignment.

Purchaser may assign its rights under this Agreement to an entity which is controlled by Purchaser by delivering (on or prior to the Contingency Termination Date) a written notice of such assignment to Seller and Escrow Holder together with an assignment and assumption agreement substantially in the form attached hereto as Exhibit “N”.  Otherwise, Purchaser shall not have the right to assign its interest in this Agreement without obtaining the prior written consent of Seller.  Any such permitted assignment shall be accomplished prior to the Contingency Termination Date and shall be accomplished by an assignment and assumption agreement in the form of Exhibit “N”.  Purchaser hereby agrees that any assignment by

Purchaser in contravention of this provision shall be void and shall not relieve Purchaser of its obligations and liabilities hereunder.  To the extent any assignment of Purchaser’s interest in this Agreement is consented to by Seller, the term “Purchaser,” as used in this Agreement, shall include such permitted assignee.  Any assignment permitted hereunder or by Seller shall not relieve Purchaser of its obligations hereunder and shall not delay the Closing in any way.

XX.         Attorneys’ Fees and Legal Expenses.

Should either party hereto institute any action or proceeding in court or through arbitration to enforce any provision hereof or for damages by reason of any alleged breach of any provision of this Agreement or for any other remedy, the prevailing party shall be entitled to receive from the losing party all of its costs and expenses, including, without limitation, reasonable attorneys’ fees and all court and/or arbitration costs, costs of appeal and disbursements actually and reasonably incurred in connection with said proceeding.

XXI.        Section Headings.

The Section headings contained in this Agreement are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several Sections hereof.

XXII.      Entire Agreement.

This Agreement embodies the entire agreement between the parties hereto and supersedes any prior understandings or written or oral agreements between the parties concerning the Property.  Each party to this Agreement has substantial experience with the subject matter of this Agreement and has each fully participated in the negotiation and drafting of this Agreement and has been advised by counsel of its choice with respect to the subject matter hereof.  Accordingly, this Agreement shall be construed without regard to the rule that ambiguities in a document are to be construed against the drafter.

XXIII.     Applicability.

The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except as expressly set forth herein.

XXIV.     Time.

TIME IS OF THE ESSENCE IN THE PERFORMANCE OF THE PARTIES’ OBLIGATIONS UNDER THIS AGREEMENT.

XXV.      Gender and Number.

Within this Agreement, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires.

XXVI.     Reporting of Foreign Investment.

Seller and Purchaser agree to comply with any and all reporting requirements applicable to the transaction which is the subject of this Agreement which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including, but not limited to, The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agree upon request of one party to furnish the other party with evidence of such compliance.

XXVII.    Counterpart Execution.

This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which together shall constitute one document.

XXVIII.  Applicable Law.

This Agreement shall be construed and interpreted in accordance with the laws of the State of California.

XXIX.     Confidentiality.

Notwithstanding anything to the contrary contained elsewhere herein, Purchaser hereby acknowledges that all information furnished by Seller to Purchaser or obtained by Purchaser in the course of Purchaser’s investigation of the Property, or in any way arising from or relating to any and all studies or entries upon the Property by Purchaser, its agents or representatives, shall be treated as confidential information and further, that if any such confidential information is disclosed to third parties, Seller may suffer damages and irreparable harm.  In connection therewith, Purchaser hereby expressly understands, acknowledges, covenants and agrees (a) that Purchaser will not make any press release or other public disclosure concerning this transaction and Purchaser will not disclose any of the contents or information contained in or obtained as a result of any Due Diligence Reports or any other studies made in connection with Purchaser’s investigation of the Property, in any form whatsoever (including, but not limited to, any oral information received by Purchaser during the course of Purchaser’s inspection of the Property), to any party other than (i) the Seller, Seller’s employees, agents or representatives, or Purchaser’s agents, employees, representatives, consultants or potential institutional lenders, without the prior express written consent of Seller (which consent shall not be unreasonably withheld), (ii) in response to lawful process or subpoena or other valid or enforceable order of a court of competent jurisdiction or as otherwise required to comply with laws; (iii) or to Purchaser’s lenders and their respective directors, officers, employees, agents and consultants; and (iv) to any permitted transferee or assignee of Purchaser and their respective directors, officers, employees and agents; (b) that in making any disclosure of such information as permitted hereunder, Purchaser will advise said parties of the confidentiality of such information and the potential of damage to Seller and the liability of Purchaser and such other party as a result of any disclosure of such information by said party; (c) to furnish Seller with copies of all Due Diligence Reports or other studies made in connection with Purchaser’s inspection, study or investigation of the Property within a reasonable time (not to exceed ten (10) days) of receipt of same by Purchaser; and (d) that Seller is relying on Purchaser’s covenant not to disclose any of the contents or information contained in any such Due Diligence Reports or investigations to third parties (all of which is deemed to be confidential information by the provisions of this Section).  In the event this Agreement is terminated, Purchaser agrees to return to Seller all information, studies, and Due Diligence Reports Purchaser or Purchaser’s agents have obtained or commissioned with respect to the Property or the condition of the Property together with all documents Seller provided to Purchaser.  This provision shall survive the early termination of this Agreement.

XXX.      Time Calculations.

Should the calculation of any of the various time periods provided for herein result in an obligation becoming due on a Saturday, Sunday or legal holiday, then the due date of such obligation or scheduled time of occurrence of such event shall be delayed until the next business day.

XXXI.     No Recordation.

Seller and Purchaser hereby acknowledge that neither this Agreement nor any memorandum or affidavit thereof shall be recorded with the county recorder of the applicable California county.  Should Purchaser ever record or attempt to record this Agreement, or a memorandum or affidavit thereof, or any other similar document, then, notwithstanding anything herein to the contrary, said recordation or attempt at recordation shall constitute a default by Purchaser hereunder, and, in addition to the other remedies provided for herein, Seller shall have the express right to terminate this Agreement by filing a notice of said termination in the proper place for said filing.

XXXII.   Merger Provision.

Except as expressly set forth herein, any and all rights of action of Purchaser for any breach by Seller of any representation, warranty or covenant contained in this Agreement shall merge with the Grant Deed and other instruments executed at Closing, shall terminate at the Closing and shall not survive the Closing.  Notwithstanding anything contained herein to the contrary, all other provisions of this Agreement which are intended by their terms to survive the Close of Escrow or a termination of this Agreement shall survive the Close of Escrow or a termination of this Agreement.

XXXIII.  Further Assurances.

Purchaser and Seller agree to execute all documents and instruments reasonably required in order to consummate the purchase and sale herein contemplated and to do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Agreement.

XXXIV.  Possession.

Seller shall deliver possession of the Property to Purchaser as of the Close of Escrow, including all keys in Seller’s possession and originals of documents delivered hereunder.

XXXV.   Severability.

If any portion of this Agreement is held to be unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

XXXVI.  Additional Instructions to Escrow Holder.

Notwithstanding anything to the contrary contained in this Agreement, Escrow Holder’s General Provisions are incorporated by reference herein to the extent they are not inconsistent with the provisions of this Agreement.  If there is any inconsistency between those General Provisions and any of the provisions of this Agreement, the provisions of this Agreement shall control.  If any requirements relating to the duties or obligations of Escrow Holder are unacceptable to Escrow Holder, or if Escrow Holder requires additional instructions, the parties agree to make any deletions, substitutions and additions, as counsel for Purchaser and Seller shall mutually approve, and which do not materially alter the terms of this Agreement.  Any supplemental instructions shall be signed only as an accommodation to Escrow Holder and shall not be deemed to modify or amend the rights of Purchaser and Seller, as between Purchaser and Seller, unless those signed supplemental instructions expressly so provide.  If Escrow Holder is the prevailing party in any action or proceeding between Escrow Holder and some or all of the parties to the Escrow, Escrow Holder shall be entitled to all costs, expenses and reasonable attorneys’ fees expended or incurred in connection therewith.  If Escrow Holder is required to respond to any legal summons or proceedings not involving a breach or fault upon Escrow Holder’s part, the parties to this Agreement agree to share equally all costs, expenses and reasonable attorneys’ fees expended or incurred by Escrow Holder.  In the event costs, expenses and attorneys’ fees are reimbursed to Escrow Holder, Purchaser and Seller agree that the prevailing party between Purchaser and Seller shall be awarded reimbursement of such costs, expenses and attorneys’ fees paid by it to Escrow Holder hereunder.

XXXVII.Exoneration.

Purchaser acknowledges and agrees that notwithstanding anything to the contrary set forth in this Agreement, under no circumstances shall Purchaser have any recourse whatsoever against the assets of Seller, its members, officers, directors, partners, shareholders, employees or managers for satisfaction of any claims, and Purchaser shall look to the Property only (subject to other limitations set forth in Section 16 hereof) for satisfaction of any claims and not to assets of members, officers, directors, partners, shareholders, employees or managers of Seller.

XXXVIII.Amendments.

This Agreement may be amended only by written agreement signed by both of the parties hereto.

XXXIX.  Exhibits Incorporated by Reference.

All exhibits attached to this Agreement are incorporated into this Agreement by reference.

XL.          Preliminary Change of Ownership Report.

Purchaser shall be fully responsible for all matters in connection with the filing of a Preliminary Change of Ownership Report in accordance with the California Revenue and Taxation Code Section 480.3.

XLI.        Not an Offer.

Seller’s delivery of unsigned copies of this Agreement is solely for the purpose of review by the party to whom delivered, and neither the delivery nor any prior communications between the parties, whether oral or written, shall in any way be construed as an offer by Seller, nor in any way imply that Seller is under any obligation to enter the transaction which is the subject of this Agreement.  The signing of this Agreement by Purchaser constitutes an offer which shall not be deemed accepted by Seller unless and until Seller has signed this Agreement and delivered a duplicate original to Purchaser.

XLII.       Tax Deferred Exchanges.

Seller or any entity encompassing Seller may desire to dispose of the Property through a tax deferred exchange which qualifies for non-recognition of gain under Section 1031 of the Internal Revenue Code.  Purchaser shall cooperate with Seller in attempting to effectuate such exchange, including, but not limited to, the execution of such documentation as may be reasonably necessary to effect such exchange, provided that (i) Purchaser shall not incur any additional liability in connection with an exchange for the benefit of Seller, (ii) Purchaser shall not be obligated to take title to any real property (other than the Property), (iii) the date of Closing shall not be extended as a result of the exchange, without Purchaser’s prior written consent, and (iv) any additional costs and charges attributable to the exchange, including, but not limited to, attorneys’ fees, brokers’ commissions and other transaction related expenses shall be paid for by Seller.  Purchaser and Seller further agree that Seller may substitute an intermediary (“Intermediary”) to act in place of Seller as the seller of the Property.  Purchaser agrees to accept the Property and all other required performance from Intermediary and to render its performance of all of its obligations to Intermediary.  Purchaser agrees that performance by Intermediary will be treated as performance by Seller.  Seller shall unconditionally guarantee the full and timely performance by Intermediary of each and every one of the representations, warranties, covenants, indemnities, obligations and undertakings of Intermediary.  As guarantor, Seller shall be treated as a primary obligor with respect to these representations, warranties, covenants, indemnities, obligations and undertakings, and, in the event of breach, Purchaser may proceed directly against Seller, subject to the terms and conditions of this Agreement, on this guarantee without the need to join Intermediary as a party to any action against Seller.  Seller unconditionally waives any defense that it might have as guarantor that it would not have if it had made or undertaken these representations, warranties, covenants, indemnities, obligations and undertakings directly.  In the event of the breach of any representations, warranties, covenants, obligations and undertakings by Seller or Intermediary or in the event of any claim upon any indemnity of Seller or Intermediary (whether the representation, warranty, covenant, indemnity, obligation or undertaking is express or implied), Purchaser’s exclusive recourse shall be against the Seller in accordance with the terms of this Agreement and Purchaser shall have no recourse of any type against the Intermediary arising from this transaction.

XLIII.      IRS Form 1099-S Designation.

In order to comply with information reporting requirements of Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (i) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Exhibit “O” at or prior to the Closing to designate the Escrow Holder as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the “IRS”) on IRS Form 1099-S; (ii) to provide the Escrow Holder with the information necessary to complete Form 1099-S; (iii) that the Escrow Holder shall not be liable for the actions taken under this Section XLIII, or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of the Escrow Holder; and (iv) that the Escrow Holder shall be indemnified by the parties for any costs of expenses incurred as a result of the actions taken under this Section XLIII, except as they may be the result of gross negligence or willful misconduct on the part of the Escrow Holder.  The Escrow Holder shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the IRS and with any other documents used to complete IRS Form 1099-S.

XLIV.      Records.

Upon Buyer’s request, for a period of two (2) years after Closing, Seller shall make the operating statements and any and all books, records, tax returns of Seller (but not of the individual members, shareholders or partners of Seller) and other financial data in Seller’s possession and pertaining to the Property for the three (3) most recent full calendar years and the current calendar year (collectively, the “Records”) available to Buyer, without representation or warranty, for inspection, copying and audit by Buyer’s designated accountants, and at Buyer’s expense, during normal business hours in the event that such access is reasonably necessary to enable Buyer to file any filings required by the Securities and Exchange Commission in connection with the purchase of the Property; provided, however, (a) Purchaser hereby waives any and all claims against Seller or any party that prepared or furnished such materials arising out of any inaccuracy, incompleteness, conclusions or statements expressed therein and (b) to the extent possible, Purchaser shall maintain such information in confidence in accordance with the terms of Section 29 hereof.  Furthermore, Purchaser acknowledges and agrees that Seller is not a public company and that the financial books and records prepared by or on behalf of Seller (i) were not audited and were not prepared in anticipation of an audit, and (ii) were maintained in accordance with Seller’s internal accounting standards.

IN WITNESS WHEREOF, this Agreement is executed as of the date set forth above.

“SELLER”

WESCO HARBOR GATEWAY, L.P.,
a California limited partnership

By:
Name:
Title:

“PURCHASER”

CORNERSTONE OPERATING PARTNERSHIP, L.P.,
a  Delaware limited partnership

By:  CORNERSTONE CORE PROPERTIES REIT, INC.,
a Maryland corporation, its general partner

By:
Name:
Title:

An original fully executed copy of this Agreement, together with the Deposit, has been received by the Escrow Holder this          day of              , 20    , and by the execution hereof the Escrow Holder hereby covenants and agrees to be bound by the terms of this Agreement.

“Escrow Holder”

By:
Name:
Title:

EXHIBIT A

PROPERTY DESCRIPTION

A-1

EXHIBIT B

FORM OF GRANT DEED

Recording                              Requested                                                By                                                           and
When Recorded Mail to:

Attn:

MAIL TAX STATEMENTS TO:

Attn:

GRANT DEED

Assessor Parcel Number:

In accordance with Section 11932 of the California Revenue and Taxation Code, Grantor has declared the amount of the transfer tax which is due by a separate statement which is not being recorded with this Grant Deed.

For valuable consideration, receipt of which is acknowledged, WESCO HARBOR GATEWAY, L.P., a California limited partnership (“Grantor”), hereby grants to                                   , a                                    (“Grantee”), the real property in the City of Los Angeles, County of Los Angeles, State of California, described in Exhibit ”A” attached hereto and made a part hereof (the “Property”).

This conveyance is an AS-IS transaction and is also subject to all other matters appearing of record or that can be ascertained by an inspection of said Property and is made without any warranty expressed or implied as to the suitability of said Property for any purpose.

IN WITNESS WHEREOF, Grantor has caused this instrument to be executed by its [Secretary/Assistant Secretary] thereunto duly authorized.

Dated:                   , 20   .

WESCO HARBOR GATEWAY, L.P.,
a California limited partnership

[EXHIBIT ONLY]
By:
Name
Title:

By:
Name:
Title:

STATEMENT OF TRANSFER TAX

Registrar-Recorder/County Clerk

Dear Sir or Madam:

In accordance with Section 11932 of the California Revenue and Taxation Code, it is requested that this Statement not be recorded with the attached Grant Deed but be affixed to the Grant Deed after recordation and be returned as directed thereon.

The Grant Deed names WESCO HARBOR GATEWAY, L.P., a California limited partnership, as Grantor and                      , a                                         , as Grantee.  The property being transferred is located in the City of Los Angeles, County of Los Angeles, State of California.

The amount of documentary transfer tax due on the attached Grant Deed is $                                       , computed on the full value of the property; the amount of $                   represents the county transfer tax and the amount of $                   represents the city transfer tax.

Dated:                    , 20   .

,
a

[EXHIBIT ONLY]

By:
Name:
Title:

EXHIBIT “A”
TO
GRANT DEED

LEGAL DESCRIPTION

State of California

County of

On                                  before me,                                                                                                                        ,

(here insert name and title of the officer)

personally appeared                                                                                                                                   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature
(Seal)

State of California

County of

On                                  before me,                                                                                                             ,

(here insert name and title of the officer)

personally appeared                                                                                                                                   , personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature
(Seal)

EXHIBIT C

FORM OF BILL OF SALE

BILL OF SALE

WESCO HARBOR GATEWAY, L.P., a California limited partnership (“Seller”), for good and valuable consideration paid by                     , a                        (“Purchaser”), the receipt and sufficiency of which is hereby acknowledged, hereby sells, transfers, grants, bargains, conveys, assigns, and delivers to Purchaser, its successors and assigns, without recourse, that certain personal property, to the extent owned by Seller, listed in Exhibit “A” attached hereto (collectively, the “Personal Property”).

Seller and Purchaser agree to execute such other documents and take such actions as may reasonably be required for the purpose of further evidencing, confirming and effectuating the transfer which is the subject of this instrument.

The provisions of this instrument shall be binding upon and inure to the benefit of Seller and Purchaser and their respective successors and assigns.

IN WITNESS WHEREOF, Seller has executed this Bill of Sale this       day of              , 20   .

WESCO HARBOR GATEWAY, L.P.,
a California limited partnership

[EXHIBIT ONLY]

By:
Name:
Title:

C-1

EXHIBIT “A”
TO
BILL OF SALE

LIST OF PERSONAL PROPERTY

C-2

EXHIBIT D

FORM OF ASSIGNMENT OF SERVICE CONTRACTS
AND INTANGIBLE PROPERTY

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS
AND INTANGIBLE PROPERTY

THIS ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS AND INTANGIBLE PROPERTY (“Assignment”) is made this    day of            , 20  , by and between WESCO HARBOR GATEWAY, L.P., a California limited partnership (“Assignor”) and                         , a                    (“Assignee”), with reference to the following facts:

A.            Assignor is bound by those certain service contracts and agreements currently in effect in connection with Assignor’s operation and maintenance of the Property legally described on Exhibit “A” attached hereto, and the improvements constructed thereon, all of which service contracts and agreements (the “Service Contracts”) are described in Exhibit “B” attached hereto and made a part hereof.

B.            Assignor has used or acquired (or may have acquired) certain intangible rights in connection with the Property (as defined in the Purchase Agreement which is defined below), including, but not limited to, any trade name used in connection with the Property, various easements, licenses, permits, air rights, certificates of occupancy, rights of way, sewer agreements, water line agreements, utility agreements, water rights and oil, gas and mineral rights (collectively, the “Intangibles”) and has also acquired, or may have acquired, certain express and implied warranties, including, but not limited to, the warranties of Assignor’s general contractor for the improvements constructed on the Property, and said general contractor’s subcontractors (the “Warranties”).

C.            Pursuant to the terms of that certain Agreement to Sell and Purchase and Escrow Instructions entered into by Assignor, as Seller, and Assignee, as Purchaser (the “Purchase Agreement”), Assignor now desires to assign and transfer to  Assignee all of its right, title and interest in and to (i) the Service Contracts, subject to all of the payments, terms, covenants, obligations, agreements and restrictions therein set forth and (ii) the Intangibles and the Warranties, to the extent such right, title and interest may exist and is assignable by Assignor, and Assignee desires to accept said Service Contracts, and be bound by the terms thereof and to accept any such Intangibles and Warranties to the extent they exist and are assignable.

NOW THEREFORE, in consideration of the mutual covenants and conditions hereinbelow set forth, it is agreed:

1.             Effective as of the Close of Escrow, as that phrase is defined in the Purchase Agreement, Assignor assigns and transfers to Assignee and its successors and assigns, all of Assignor’s right, title and interest in and to (i) the Service Contracts, subject to the payments, terms, covenants, obligations, agreements and restrictions set forth therein and (ii) the Intangibles and the Warranties, to the extent such right, title and interest may exist and is assignable by Assignor.

2.             Effective as of the Close of Escrow, (i) Assignee accepts the assignment of the Service Contracts, shall be entitled to all rights and benefits accruing to the Assignor thereunder and hereby assumes and agrees to be bound by the terms thereof from and after the Close of Escrow, and (ii) Assignee accepts the assignment of the Intangibles and the Warranties and shall be entitled to all rights and benefits accruing to the Assignor thereunder and hereby assumes all obligations thereunder from and after the Close of Escrow.

3.             Assignor hereby agrees to indemnify and hold harmless Assignee from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignee incurs under the Service Contracts, and from any and all claims and demands whatsoever which are asserted against Assignee by reason of any alleged obligation or undertaking or failure to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions occurring before the Close of Escrow.  If Assignee incurs any such liability, loss, cost, damage or expense under the Service Contracts or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignee by Assignor immediately upon demand.

4.             Assignee hereby agrees to indemnify and hold harmless Assignor from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignor incurs under the Service Contracts, and from any and all claims and demands whatsoever which are asserted against Assignor by reason of any alleged obligation or undertaking or failure to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions occurring on or after the Close of Escrow.  If Assignor incurs any such liability, loss, cost, damage or expense under the Service Contracts or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignor by Assignee immediately upon demand.

5.             Nothing herein shall be construed to allow Assignee any right, title or interest in the name Wesco, or to use said name in any manner.  Furthermore, nothing herein shall be construed to assign to Assignee, and Assignor hereby retains, all rights of Assignor in connection with its claims against R.P. Wages, Inc.; Professional Real Estate Services; Hill Pinckert Architects, Inc.; Acro-delta Inc.; Grigolla & Sons Construction Co., Inc.; Guy Polum Construction, Inc. and GSR Landscape, et al., for Construction Defects.

6.             This Assignment may be executed in counterparts which taken together shall constitute one and the same instrument.

7.             The provisions of this instrument shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

8.             Assignor hereby covenants that it will, at any time and from time to time, execute any documents and take such additional actions as Assignee or its successors or assigns shall reasonably require in order to more completely or perfectly carry out the transfers intended to be accomplished by this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Service Contracts and Intangible Property as of the date set forth above.

“ASSIGNOR”

WESCO HARBOR GATEWAY, L.P.,
a California limited partnership
[EXHIBIT ONLY]

By:
Name:
Title:

“ASSIGNEE”

,
a

[EXHIBIT ONLY]

By:
Name:
Title:

EXHIBIT “A”
TO
ASSIGNMENT AND ASSUMPTION
OF SERVICE CONTRACTS AND INTANGIBLE PROPERTY

LEGAL DESCRIPTION

EXHIBIT “B”
TO
ASSIGNMENT AND ASSUMPTION
OF SERVICE CONTRACTS AND INTANGIBLE PROPERTY

LIST OF SERVICE CONTRACTS

EXHIBIT E

FORM OF ASSIGNMENT OF LEASES AND SECURITY DEPOSITS

ASSIGNMENT AND ASSUMPTION OF LEASES
AND SECURITY DEPOSITS

THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (“Assignment”) is made this       day of                , 20   , by and between WESCO HARBOR GATEWAY, L.P., a California limited partnership (“Assignor”), and                     , a                      (“Assignee”), with reference to the following facts:

A.            Assignor, as lessor, and those certain tenants listed in Exhibit ”A” attached hereto (collectively, the “Tenants”) have entered into leases listed in Exhibit ”A” attached hereto (collectively, the “Leases”) covering certain premises located upon that certain parcel of real property situated in the City of Los Angeles, County of Los Angeles, State of California, more particularly described in Exhibit ”B” attached hereto.

B.            Assignor has received a security deposit and rents prepaid more than one (1) month in advance from the Tenants under the Leases, in the total cash amount of                                                     ($          ) (the “Security Deposits”).

C.            Pursuant to the terms of that certain Agreement to Sell and Purchase and Escrow Instructions entered into by Assignor, as Seller, and Assignee, as Purchaser (the “Purchase Agreement”), Assignor now desires to assign and transfer to Assignee all of Assignor’s interest as lessor in the Leases and Security Deposits, subject to the rentals, terms, covenants, obligations, easements and restrictions set forth therein.

NOW THEREFORE, in consideration of the mutual covenants and conditions hereinbelow set forth, it is agreed:

1.             Effective as of the Close of Escrow, as that phrase is defined in the Purchase Agreement, Assignor assigns and transfers to Assignee, all of Assignor’s right, title and interest as lessor, accruing after the Close of Escrow, in and to the Leases and Security Deposits, subject to the rentals, terms, covenants, obligations, easements and restrictions set forth in the Leases.

2.             Effective as of the Close of Escrow, Assignee hereby accepts the assignment of the Leases and Security Deposits as of the Close of Escrow, shall be entitled to all rights and benefits accruing to the lessor thereunder and hereby assumes all obligations thereunder and agrees to be bound by the terms of each of the Leases, from and after the Close of Escrow.

3.             Assignor hereby agrees to indemnify and hold harmless Assignee from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignee incurs under the Leases, and from any and all claims and demands whatsoever which are asserted against Assignee by reason of any alleged obligation or undertaking or failure to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions occurring before the Close of Escrow.  If Assignee incurs any such liability, loss, cost, damage or expense under the Leases or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignee by Assignor immediately upon demand.

4.             Assignee hereby agrees to indemnify and hold harmless Assignor from any and all liability, loss, cost, damage or expense (including, without limitation, reasonable attorneys’ fees) which Assignor incurs under the Leases, and from any and all claims and demands whatsoever which are asserted against Assignor by reason of any alleged obligation or undertaking or failure to perform or discharge any of the terms, covenants or agreements contained therein, which liability, loss, cost, damage, expense, claim or demand arises from acts, events or omissions occurring on or after the Close of Escrow.  If Assignor incurs any such liability, loss, cost, damage or expense under the Leases or in defense against any such claims or demands, the amount thereof (including costs, expenses and reasonable attorneys’ fees) together with interest thereon at the rate of ten percent (10%) per annum from the date any payment is made, shall be reimbursed to Assignor by Assignee immediately upon demand.

5.             Assignor agrees to deliver to each tenant any notice required by law to inform such tenants that Assignor has transferred its interest in the Security Deposits and the Leases to Assignee as of the Close of Escrow.

6.             The provisions of this instrument shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

7.             This Assignment may be executed in counterparts which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption of Leases and Security Deposits as of the date set forth above.

“ASSIGNOR”

WESCO HARBOR GATEWAY, L.P.,
a California limited partnership
[EXHIBIT ONLY]

By:
Name:
Title:

“ASSIGNEE”

a

[EXHIBIT ONLY]

By:
Name:
Title:

EXHIBIT “A”
TO ASSIGNMENT AND ASSUMPTION
OF LEASES AND SECURITY DEPOSITS

LIST OF TENANTS
AND LEASES

EXHIBIT “B”
TO ASSIGNMENT AND ASSUMPTION
OF LEASES AND SECURITY DEPOSITS

LEGAL DESCRIPTION

EXHIBIT F

TRANSFEROR’S CERTIFICATION OF NON FOREIGN STATUS

Section 1445 of the Internal Revenue Code (the “Code”) provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including section 1445), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform                                          (“Transferee”), that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned certifies the following on behalf of                                              (“Transferor”):

1.                                       Transferor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder);

2.                                       Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii); and

3.                                       Transferor’s U.S. employer or tax (social security) identification number is                                         .

The office address of Transferor is                                         .

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Dated: , 2006	TRANSFEROR:

By:
Name:
Position:

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EXHIBIT G

FORM OF WITHHOLDING EXEMPTION CERTIFICATE]
(if Seller is an entity)

G-1

YEAR			CALIFORNIA FORM
2005	Real Estate Withholding Certificate		593-C
Part I —Seller’s Information			Return this form to your escrow company.
Name (including spouse, if jointly owned – see instructions – type or print)			SSN, FEIN or CA Corporation no.

Address (number and street)		Private Mailbox no.	Spouse’s SSN (if jointly owned)
- -
City	State	ZIP Code	Note: If you do not furnish your tax ID number this certificate is void.
Property address (if no street address, provide parcel number and county)			Ownership percentage
%

Read the following and check the appropriate box.  (See line-by-line notes in the instructions.)

Part II – Certifications which fully exempt the sale from withholding:

	YES	NO
1. Does the property qualify as the seller’s (or decedent’s, if being sold by the decedent’s estate) principal residence within the meaning of Internal Revenue Code (IRC) Section 121?	☐	☐

2.   Did the seller (or decedent, if being sold by the decedent’s estate) last use the property as the sellers (decedent’s) principal residence within the meaning of IRC Section 121 without regard to the two-year time period?

	☐	☐

3.   Will the seller have a loss or zero gain for California income tax purposes on this sale? (To check “YES”, you must complete Form 593-L, Real Estate Withholding-Computation of Estimated Gain or Loss, and have a loss or zero gain on line 16.)

	☐	☐

4.   Is the property being compulsorily or involuntarily converted and does the seller intend to acquire property that is similar o r related in service or use to qualify for nonrecognition of gain for California income tax purposes under IRC Section 1033?

	☐	☐

5.   Will the transfer qualify for nonrecognition treatment under IRC Section 351 (transfer to a corporation controlled by the transferor) or IRC Section 721 (contribution to a partnership in exchange for a partnership interest)?

	☐	☐

6.   Is the seller a corporation (or an LLC classified as a corporation for federal and California income tax purposes) that is either qualified through the California Secretary of State or has a permanent place of Business in California?

	☐	☐

7.   Is the seller a partnership (or an LLC that is not a disregarded single member LLC and is classified as a partnership for federal and California income tax purposes) with recorded title to the property in the name of the partnership or LLC? (If yes, the partnership or LLC must withhold on nonresident partners or members as required.)

	☐	☐
8. Is the seller a tax-exempt entity under either California or federal law?	☐	☐
9. Is the seller an insurance company, individual retirement account, qualified pension/profit sharing plan, or charitable remainder trust?	☐	☐

Part III – Certifications that may be partially or fully exempt the sale from withholding:

Escrow Officer: See instructions for amounts to withhold.
10. Will the transfer qualify as a simultaneous like-kind exchange within the meaning of IRC Section 1031?	☐	☐
11. Will the transfer qualify as a deferred like-kind exchange within the meaning of IRC Section 1031?	☐	☐

12.  Will the transfer of this property be an installment sale that you will report as such for California tax purposes and has the buyer agreed to withhold on each principal payment instead of withholding the full amount at the time of transfer?

	☐	☐

Part IV – Seller’s Signature

Under penalties of perjury, I hereby certify that the information provided above is, to the best of my knowledge, true and correct. If conditions change, I will promptly inform the withholding agent. I understand that completing this form does not exempt me from filing a California income or franchise tax return to report this sale.

Seller’s Name and Title	Seller’s Signature	Date
Spouse’s Name	Seller’s Signature	Date

Seller:               If you checked “YES” to any question in Part II, you are exempt from real estate withholding.

If you checked “YES” to any question in Part III, you may qualify for a partial or complete withholding exemption.

If you checked “NO” to all of the questions in Part II and Part III, the withholding will be 31/3 percent of the total sales price.

If you are withheld upon, the withholding agent should give you two copies of Form 593-B, Real Estate Withholding Tax Statement. Attach one copy to the lower front of your California income tax return and keep the other copy for your records.

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EXHIBIT H

NOTICE TO TENANT

                                          , 20

CERTIFIED MAIL
[1950.7 only]

                       , California

Re:                       Notice of Transfer of Your Security Deposit of $                    Pursuant to Civil Code Section 1950.7(d)

Dear Tenant:

WESCO HARBOR GATEWAY, L.P., a California limited partnership (“Seller”), has sold all its interest in [20100 South Western Avenue], Torrance, California to                                         , a                                          (“Purchaser”), whose address and telephone number are as follows:

Address:

Telephone No.:	(_____) -

In connection with that sale, Seller has delivered your security deposit in the amount of $                  to Purchaser and retains no portion thereof.  As a result of this delivery and this notice, Seller has no further liability to you with respect to your security deposit.  All rent due under your lease should be paid to Purchaser at the above address.

Very truly yours,

WESCO HARBOR GATEWAY, L.P.,
a California limited partnership
[EXHIBIT ONLY]
By:
Name:
Title:

H-1

EXHIBIT I

FORM OF

ASSIGNMENT OF BOEING ENVIRONMENTAL INDEMNITY

THIS ASSIGNMENT OF BOEING ENVIRONMENTAL INDEMNITY (“Assignment”) is made as of              , 200    by and between WESCO HARBOR GATEWAY, L.P., a California limited partnership (“Assignor”), and                                 , a                   (“Assignee”), with reference to the following facts:

A.            Boeing Realty Corporation (“Boeing”), as seller, and Sares-Regis Group, a California general partnership (“Sares-Regis”), as purchaser, entered into that certain Agreement for Development, Purchase and Sale of Real Property and Joint Escrow Instructions dated as of February 9, 2000 (as amended, the “Boeing Purchase Agreement”).  As part of the Boeing Purchase Agreement, Sares-Regis obtained from Boeing a limited environmental indemnity (the “Boeing Environmental Indemnity”), which excerpted portions of the Boeing Purchase Agreement containing the Boeing Environmental Indemnity are attached hereto as Exhibit “A”.

B.            Sares-Regis, as seller, and Wesco Realty Group, predecessor-in-interest to Assignor, as purchaser, entered into that certain Real Property Purchase and Sale Agreement and Escrow Instructions dated as of August 21, 2000 (the “Sares-Regis Purchase Agreement”).  As part of the terms of the Sares-Regis Purchase Agreement, Assignor inured as a successor to the rights of Sares-Regis in and to the Boeing Environmental Indemnity.

C.            Assignor, as seller, and Assignee, as purchaser, entered into that certain Agreement to Sell and Purchase and Joint Escrow Instructions dated as of               , 200     (the “Wesco Purchase Agreement”).

D.            Assignor now desires to assign and transfer, and Assignee desires to assume, Assignor’s right, title and interest in and to the Environmental Agreement (except Assignor’s right to non-exclusively retain the benefits in favor of Assignor to the Boeing Environmental Indemnity), on the terms set forth in this Assignment.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor and Assignee agree as follows:

1.             Assignment.  Effective as of the date of the Close of Escrow (as defined in the Wesco Purchase Agreement), Assignor hereby assigns, transfers, and sets over unto Assignee Assignor’s right, title and interest in and to the Boeing Environmental Indemnity and Assignee hereby accepts the foregoing assignment; provided, however, Assignor retains, on a non-exclusive basis, the benefits of the indemnities in favor of Assignor contained in the Boeing Environmental Indemnity.

2.             Assumption.  Effective as of the Close of Escrow, Assignee hereby assumes the liability and obligations as “Buyer” under the Boeing Environmental Indemnity from and after the Close of Escrow.

I-1

4.             Binding Effect.  This Assignment shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

5.             Counterparts.  This Assignment may be executed in several counterparts and all such executed counterparts shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties hereto are not signatories to the original or the same counterpart.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

“ASSIGNOR”:	WESCO HARBOR GATEWAY, L.P.,
a California limited partnership

By:
Name:
Its:

“ASSIGNEE”:	,
a

By:
Name:
Its:

I-2

EXHIBIT “A”
TO
ASSIGNMENT OF BOEING ENVIRONMENTAL INDEMNITY

BOEING ENVIRONMENTAL INDEMNITY

I-1

EXHIBIT J

PROPERTY DOCUMENT LIST

J-1

EXHIBIT K

NATURAL HAZARD DISCLOSURES

K-1

EXHIBIT L

FORM OF ESTOPPEL CERTIFICATE

DATE:

Gentlemen:

The undersigned hereby certifies as follows:

1.                                                                                                                 , a                                             , as “Tenant,” and                                                       , a                                                 , as “Landlord,” entered into a written lease dated                     ,          (“Lease”), in which Landlord leased to Tenant and Tenant leased from Landlord, certain “Premises” described in said Lease and located in the County of                                 , California.

2.             The Lease is in full force and effect and has not been amended, modified, supplemented or assigned by Tenant except by written agreement(s) dated,             ,         .  The Lease represents the entire agreement between Landlord and Tenant.

3.             Tenant has accepted the Premises and presently occupies them, and is paying rent on a current basis.  Tenant has no set-offs, claims, or defenses to the enforcement of the Lease.

4.             As of the date of this certificate, to Tenant’s actual knowledge, Tenant is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease, and no notice of default has been given to Tenant.

5.             As of the date of this certificate, to Tenant’s actual knowledge, Landlord is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease, and no notice of default has been given to Landlord.

6.             Rental (as defined in the Lease) in the amount of $                   was payable from              ,      .  No Rental has been paid by Tenant in advance under the Lease except for a payment that becomes due on            , 20    .  A security deposit in the amount of $            was deposited with Landlord on                ,         .

7.             Tenant has no claim against Landlord for any other security deposit, prepaid fee or charge or prepaid rent except as provided in Paragraph 6 of this certificate.

8.             Tenant is executing and delivering this certificate with the understanding that a potential buyer is contemplating acquiring all or a part of the Property and that said buyer will be entering into said transaction in material reliance on this certificate.

9.             In connection with its use and occupancy of the Premises, Tenant is not engaged in the

L-1

production, treatment, release or storage of hazardous or toxic substances, which pose a substantial risk of imminent damage to public health or safety or to the environment except as may be permitted in the Lease.

Executed and effective on            , 20

TENANT

By:
Print Name:
Its:

By:
Print Name:
Its:

Place Executed:

SAMPLE
NOT FOR EXECUTION

L-2

EXHIBIT M

LIST OF CONTRACTS SURVIVING THE CLOSE OF ESCROW

M-1

EXHIBIT N

ASSIGNMENT OF ESCROW AND
PURCHASE AGREEMENT

THIS ASSIGNMENT OF ESCROW AND PURCHASE AGREEMENT (“Assignment”) is made as of                         by and between                                               , a                                                (“Assignor”), and                                               , a                                                (“Assignee”), with reference to the following facts:

A.            WESCO HARBOR GATEWAY, L.P., a California limited partnership, as “Seller” (“Seller”) and Assignor as “Purchaser” have entered into that certain Agreement to Sell and Purchase and Escrow Instructions dated                        , as such agreement may be amended from time to time (“Purchase Agreement”) and are the parties to Escrow No.                         held at                                               , located at                                                                       (the “Escrow”).

B.            The property which is the subject of the Escrow is more particularly described in the Purchase Agreement and that certain Title Commitment dated                         issued as Order No.                         issued by                                                (the “Property”).

C.            Assignor desires to sell, and Assignee desires to purchase, all of Assignor’s right, title and interest in and to the Purchase Agreement and the Escrow, on the terms set forth in this Assignment.

D.            Section 20 of the Purchase Agreement provides that Assignor may assign the Purchase Agreement to Assignee without Seller’s consent by delivering written notice to Seller and Escrow Holder.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Assignor and Assignee agree as follows:

1.             Assignment.  Assignor hereby assigns, transfers, and sets over unto Assignee all of Assignor’s right, title and interest in and to the Purchase Agreement and the Escrow and Assignee hereby accepts the foregoing assignment.

2.             Deposit.  By virtue of the foregoing instrument, all of Assignor’s funds deposited into Escrow are also assigned, transferred and set over unto Assignee, to be used for the credit of Assignee as purchaser in the Escrow.

3.             Assumption.  Assignee hereby assumes all liability and obligations as “Purchaser” under the Purchase Agreement.  Assignor shall not be relieved of any of its obligations under the Purchase Agreement.

4.             Attorneys’ Fees.  In the event of any controversy, claim or dispute between the parties arising from or related to this Assignment, the prevailing party shall be entitled to recover from the losing party its reasonable costs, expenses and attorneys’ fees.

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5.             Binding Effect.  This Assignment shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns to the parties hereto.

6.             Counterparts.  This Assignment may be executed in several counterparts and all such executed counterparts shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all of the parties hereto are not signatories to the original or the same counterpart.

IN WITNESS WHEREOF, the parties have executed this Assignment as of the date first above written.

“ASSIGNOR”:		,

a

[EXHIBIT ONLY]
By:
Name:
Title:

By:
Name:
Title:
“ASSIGNEE”:		,

a

[EXHIBIT ONLY]

By:
Name:
Title:

By:
Name:
Title:

N-2

EXHIBIT O

FORM OF 1099 DESIGNATION AGREEMENT

1099 DESIGNATION AGREEMENT

THIS 1099 DESIGNATION AGREEMENT (“Agreement”) is made this          day of                       ,          by and between WESCO HARBOR GATEWAY, L.P., a California limited partnership (“Transferor”),                                                   , a                                                    (“Transferee”), and                                                                   , located at                                                                  (“Designee”), with reference to the following facts:

A.            Transferor is the present owner of certain property (“Premises”) located in the County of Los Angeles, California as more particularly described in that certain Agreement to Sell and Purchase and Escrow Instructions dated                                    (“Purchase Agreement”) by and between Transferor and Transferee.

B.            In order to comply with information reporting requirements provided by Section 6045(e) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties desire to enter into this Agreement.

NOW, THEREFORE, the parties hereto agree as to all of the following:

1.             Transferor and Transferee agree to designate Designee as the party who shall be responsible for reporting to the Internal Revenue Service (“IRS”) the sale of the Premises on IRS Form 1099-S.

2.             Transferor and Transferee agree to provide Designee with the information necessary to complete IRS Form 1099-S.

3.             Designee shall provide Transferor and Transferee with a copy of the IRS Form 1099-S filed with the IRS and with any documentation used to complete IRS Form 1099-S.

4.             Transferor and Transferee agree that Designee shall not be liable for the actions taken under this Agreement or for the consequences of those actions, except as they may be the result of gross negligence or willful misconduct on the part of Designee.

O-1

5.             Transferor and Transferee shall indemnify Designee for any costs and expenses incurred as a consequence of the actions taken under this Agreement, except as they may be the result of gross negligence or willful misconduct on the part of Designee.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

TRANSFEROR:

WESCO HARBOR GATEWAY, L.P.,
a California limited partnership
[EXHIBIT ONLY]

By:
Name:
Title:

TRANSFEREE:
,
a

[EXHIBIT ONLY]
By:
Name:
Title:

DESIGNEE:

[EXHIBIT ONLY]
By:
Name:
Title:

O-2